As filed with the Securities and Exchange Commission on February 17, 2006

File No. 333-113070

File No. 811-8108

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 5	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 86	☒

Protective Variable Annuity
Separate Account
(Exact Name of Registrant)

Protective Life Insurance Company
(Name of Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(Address of Depositor’s Principal Executive Offices)

(205) 268-1000
(Depositor’s Telephone Number, including Area Code)

STEVE M. CALLAWAY, Esquire
Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama, 35223
(Name and Address of Agent for Services)

Copy to:
STEPHEN E. ROTH, Esquire
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
(202) 383-0158

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485;
☐	on May 1, 2006 pursuant to paragraph (b) of Rule 485;
☒	80 days after filing pursuant to paragraph (a) of Rule 485;
☐	on May 1, 2006 pursuant to paragraph a(1) of Rule 485;

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

PART A

INFORMATION REQUIRED TO BE IN THE PROSPECTUS

Protective Life Insurance Company Protective Variable Annuity Separate Account P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 www.protective.com

This Prospectus describes the ProtectiveValuesSM Advantage Variable Annuity Contract, a group and individual flexible premium deferred variable and fixed annuity contract offered by Protective Life Insurance Company. The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purpose. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans.

You may allocate your investment in the Contract among the Guaranteed Account (if it is available when you purchase your Contract) and the Sub-Accounts of the Protective Variable Annuity Separate Account. The Sub-Accounts invest in the following Funds:

Fidelity® Variable Insurance Products	Van Kampen Life Investment Trust	MFS® Variable Insurance TrustSM
VIP Mid-Cap Portfolio-SC2	Aggressive Growth Portfolio Class II	New Discovery Series-SS
VIP Growth Portfolio-SC2	Emerging Growth Portfolio Class II	Emerging Growth Series-SS
VIP Equity Income Portfolio-SC2	Enterprise Portfolio Class II	Research Series-SS
VIP Contrafund® Portfolio-SC2	Comstock Portfolio Class II	Investors Growth Stock Series-SS
VIP Investment Grade Bond	Growth and Income Portfolio Class II	Investors Trust Series-SS
Portfolio-SC2	Government Portfolio Class II	Utilities Series-SS
VIP Index 500-SC2		Total Return Series-SS
Goldman Sachs Variable Insurance Trust
Oppenheimer Variable Account Funds	CORESM Small Cap Equity Fund	Franklin Templeton Variable
Aggressive Growth Fund/VA-SS	International Equity Fund	Insurance Products Trust
Global Securities Fund/VA-SS	Capital Growth Fund	Franklin Income Securities Fund, Class 2
Capital Appreciation Fund/VA-SS	CORESM U.S. Equity Fund	Franklin Rising Dividends Securities
Main Street Fund/VA-SS	Growth and Income Fund	Fund, Class 2
High Income Fund/VA-SS		Franklin Small-Mid Cap Growth
Money Fund/VA	Lord Abbett Series Fund	Securities Fund, Class 2
Strategic Bond Fund/VA-SS	Growth and Income Portfolio	Franklin Flex Cap Growth Securities
	Mid-Cap Value Portfolio	Fund, Class 2
Universal Institutional Funds, Inc.	Bond-Debenture Portfolio	Mutual Shares Securities Fund, Class 2
Equity and Income Portfolio Class II	Growth Opportunities Portfolio	Templeton Foreign Securities Fund, Class 2
	America’s Value Portfolio	Templeton Growth Securities Fund, Class 2

The value of your Contract that is allocated to the Sub-Accounts will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts.

This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

Please read this prospectus carefully. Investors should keep a copy for future reference.

The ProtectiveValuesSM Advantage Variable Annuity Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2006

DEFINITIONS

“We”, “us”, “our”, “Protective Life”, and “Company” refer to Protective Life Insurance Company. “You”, “your” and “Owner” refer to the person(s) who has been issued a Contract.

Accumulation Unit: A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date.

Allocation Option: Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Allocation Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.

Annuity Commencement Date: The date as of which the Annuity Value is applied to an Annuity Option.

Annuity Option: The payout option under which the Company makes annuity income payments.

Annuity Value: The amount we apply to the Annuity Option you have selected.

Assumed Investment Return: The assumed annual rate of return used to calculate the amount of the variable income payments.

Code: The Internal Revenue Code of 1986, as amended.

Contract: ProtectiveValues Advantage Variable Annuity, a flexible premium, deferred, variable and fixed annuity contract.

Contract Anniversary: The same month and day as the Effective Date in each subsequent year of the Contract.

Contract Value: Prior to the Annuity Commencement Date, the sum of the Variable Account value and the Guaranteed Account value.

Contract Year: Any period of 12 months commencing with the Effective Date or any Contract Anniversary.

DCA: Dollar cost averaging.

Effective Date: The date as of which the initial Net Purchase Payment is credited to the Contract and the date the Contract takes effect.

Fund: Any investment portfolio in which a corresponding Sub-Account invests.

Guaranteed Account: The Fixed Account, DCA Fixed Accounts, and any other Allocation Option we may offer with interest rate guarantees.

Monthly Anniversary Day: The same day each month as the Effective Date, or the last day of any month that does not have the same day as the Effective Date.

Net Amount at Risk: The value of adjusted aggregate Purchase Payments minus the Contract Value.

Net Purchase Payment: The Purchase Payment, less the sales charge and any applicable premium taxes.

Purchase Payment: The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

Qualified Contracts: Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Qualified Plans: Retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Sub-Account: A separate division of the Variable Account.

Valuation Day: Each day on which the New York Stock Exchange is open for business.

Valuation Period: The period which begins at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next Valuation Day.

Variable Account: The Protective Variable Annuity Separate Account, a separate investment account of Protective Life.

Written Notice: A notice or request submitted in writing in a form satisfactory to the Company that we receive at the administrative office via U.S. postal service or nationally recognized overnight delivery service.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time you buy the Contract, partially or fully surrender the Contract, or transfer amounts among the Sub-Accounts and/or the Guaranteed Account. The tables do not include premium taxes, which may range up to 3.5% depending on the jurisdiction.

Contracts purchased before May 1, 2006.   The fees and expenses for Contracts purchased before May 1, 2006 differ from those shown below.  For information about fees and expenses for Contracts purchased before July 1, 2005, please see Appendix E, and for Contracts purchased on or after July 1, 2005 but before May 1, 2006, please see Appendix F.

OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchase Payments	5.75%	*
Maximum Surrender Charge (as a% of amount surrendered)	None
Transfer Fee	$25	**

*     The Sales Charge percentage decreases at certain points as your Contract Value increases. (See “Charges and Deductions, Sales Charge.”) Please see Appendix A for information regarding the Sales Charge for Contracts purchased before May 1, 2006.

** Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future. (See “Charges and Deductions.”)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC CHARGES
(other than Fund expenses)
Annual Contract Maintenance Fee	$35(1)
Variable Account Annual Expenses
(as a percentage of average Variable Account value)
Mortality and Expense Risk Charge	0.60%
Administration Charge	0.10%
Total Variable Account Annual Expenses	0.70%
Monthly Death Benefit Fee(2)
CoverPay Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Day, beginning on the 1st Monthly Anniversary Day)
Return of Purchase Payments Death Benefit	0.10%
Maximum Anniversary Value Death Benefit	0.30%
—or—
ValuPay Fee (dollar amount per $1,000 of Net Amount at Risk on each Monthly Anniversary Day, beginning on the 13th Monthly Anniversary Day)
Return of Purchase Payments Death Benefit	Minimum: (age 50 or less)	$0.25 per $1000 of Net Amount at Risk
	Maximum: (age 95 or more)	$18.94 per $1,000 of Net Amount at Risk
	Fee at age 60	$0.50 per $1,000 of Net Amount at Risk
Maximum Anniversary Value Death Benefit	The ValuPay Fee is not available for this death benefit.
(1) We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders, is $50,000 or more. (See “Charges and Deductions.”)

(2)       We assess a fee for the death benefit in your Contract. When you purchase your Contract, you elect either the CoverPay Fee or, for the Return of Purchase Payments Death Benefit only, the ValuPay Fee  (See “Charges and Deductions, Death Benefit Fee.”)

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. Protective Life has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2005. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE FUNDS
	Minimum		Maximum
Total Annual Fund Operating Expenses	—%	-	—%(1)
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)

(1)   The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund’s expenses.

Example of Charges

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, the death benefit fee (assuming you elected the Maximum Anniversary Value Death Benefit and the CoverPay Fee), Variable Account charges, and both maximum and minimum total annual Fund operating expenses. The example assumes that all Contract Value is allocated to the Variable Account. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year. We do not deduct any additional fees or charges when you surrender or annuitize your Contract.

If you surrender, annuitize(1) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses
Minimum Fund Expenses

(1)  You cannot annuitize your Contract within 3 years after we accept a Purchase Payment. The death benefit fee does not apply after the Annuity Commencement Date. (See “Charges and Deductions, Death Benefit Fee.”)

Please remember that the example is an illustration and does not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the example.

Contracts Purchased before May 1, 2006.   For examples of charges applicable to Contracts purchased before July 1, 2005, please see Appendix E, and for Contracts purchased on or after July 1, 2005 but before May 1, 2006, please see Appendix F.

SUMMARY

The Contract

What is the ProtectiveValuesSM Advantage Variable Annuity Contract?

The ProtectiveValuesSM Advantage Variable Annuity Contract is a flexible premium deferred variable and fixed annuity contract issued by Protective Life. (See “The Contract”.) In certain states the Contract is offered as a group contract to eligible persons.

How may I purchase a Contract?

Protective Life sells the Contracts through registered representatives of broker-dealers. We pay commissions and other compensation to the broker-dealers for selling the Contracts. (See “Distribution of the Contracts.”)

Protective Life will issue your Contract when it receives and accepts your complete application information and an initial Purchase Payment through the broker-dealer you have selected. (See “Issuance of a Contract”.)

What are the Purchase Payments?

The minimum amount that Protective Life will accept as an initial Purchase Payment is $5,000 for a Non-Qualified Contract ($2,000 for a Qualified Contract). Purchase Payments may be made at any time prior to the oldest Owner’s or Annuitant’s 81st birthday. No Purchase Payment will be accepted within 3 years of the Annuity Commencement Date then in effect. The minimum subsequent Purchase Payment we will accept is $100, or $50 if the payment is made under our current automatic purchase plan. The maximum aggregate Purchase Payment(s) we will accept without prior administrative office approval is $1,000,000. We reserve the right not to accept any Purchase Payment. (See “Purchase Payments”.)

Can I cancel the Contract?

You have the right to return the Contract within a certain number of days (which varies by state and is never less than ten) after you receive it. The returned Contract will be treated as if it were never issued. Protective Life will refund the Contract Value plus the sales charge in states where permitted. This amount may be more or less than the Purchase Payments. Where required, we will refund Purchase Payments. (See “Right to Cancel”.)

Can I transfer amounts in the Contract?

Before the Annuity Commencement Date, you may transfer amounts among the Allocation Options. There are, however, limitations on transfers: any transfer must be at least $100; no amounts may be transferred into a DCA Fixed Account; no amounts may be transferred to the Fixed Account within six months after any transfer from a Guaranteed Account to the Variable Account; transfers out of the Fixed Account are limited to the greater of (a)  $2,500 or (b) 25% of the value of the Fixed Account in any Contract Year; we reserve the right to charge a transfer fee of $25 for each transfer after the 12th transfer in any Contract Year; we may restrict or refuse to honor transfers when we determine that they may be detrimental to the Funds or Contract Owners, such as frequent transfers and market timing transfers by or on behalf of an Owner or group of Owners. (See “Transfers.”)

Can I surrender the Contract?

Upon Written Notice before the Annuity Commencement Date, you may surrender the Contract and receive its surrender value. (See “Surrenders and Partial Surrenders”.) Surrenders may have federal and state income tax consequences. In addition, surrenders from Contracts issued pursuant to Section 403(b) of the Internal Revenue Code may not be allowed in certain circumstances. (See “Federal Tax Matters”.)

Is there a death benefit?

If any Owner dies prior to the Annuity Commencement Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive due proof of the Owner’s death. (See “Death Benefit.”) You must select either the Return of Purchase Payments Death Benefit or the Maximum Anniversary Value Death Benefit. (The Maximum Anniversary Value Death Benefit is only available if the oldest Owner is younger than 76 on the Effective Date of the Contract.) We assess a fee for the death benefit. For the Return of Purchase Payments Death Benefit, you may select either the CoverPay Fee or the ValuPay Fee. For the Maximum Anniversary Value Death Benefit, the CoverPay Fee will apply. You must select your death benefit and death benefit fee option at the time you apply for your Contract, and your selection may not be changed after the Contract is issued. (See “Charges and Deductions, Death Benefit Fee.”)

What Annuity Options are available?

Currently, we apply the Annuity Value to an Annuity Option on the Annuity Commencement Date, unless you choose to receive the surrender value in a lump sum. Annuity Options include: payments for a certain period and life income with or without payments for a certain period. Annuity Options are available on either a fixed or variable payment basis. (See “Annuity Payments”.)

Is the Contract available for qualified retirement plans?

You may purchase the Contract for use within certain qualified retirement plans or arrangements that receive favorable tax treatment, such as individual retirement accounts and individual retirement annuities (IRAs), pension and profit sharing plans (including H.R. 10 Plans), and tax sheltered annuity plans. Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax or financial adviser for information specific to your circumstances to determine whether the use of the Contract within a qualified retirement plan is an appropriate investment for you. (See “Description of the Contract, The Contract,” and “Federal Tax Matters, Qualified Retirement Plans.”)

Where may I find financial information about the Sub-Accounts?	You may find financial information about the Sub-Accounts in Appendix D to this prospectus and in the Statement of Additional Information.

Other contracts

We offer other types of annuity contracts and insurance policies that also invest in the same Funds in which your Contract invests. These other types of contracts and policies may have different charges that could affect the value of their Sub-Accounts and may offer different benefits than the Contract. To obtain more information about these other contracts and policies, you may contact our administrative office in writing or by telephone.

Federal Tax Status

Generally, all earnings on investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from the Contract, which includes a full or partial surrender or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. (See “Federal Tax Matters”.)

THE COMPANY, VARIABLE ACCOUNT AND FUNDS

Protective Life Insurance Company

The Contracts are issued by Protective Life. Protective Life is a Tennessee corporation and was founded in 1907. Protective Life provides life insurance, annuities, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2005, Protective Life had total assets of approximately $      billion. Protective Life is the principal operating subsidiary of Protective Life Corporation (“PLC”), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had total assets of approximately $      billion at December 31, 2005.

Protective Variable Annuity Separate Account

The Protective Variable Annuity Separate Account is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October  11, 1993. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a separate account under federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life’s general account. The portion of the assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

The following 45 Sub-Accounts of the Variable Account are available in the Contract:

Fidelity VIP Mid-Cap-SC2*	Oppenheimer Aggressive Growth SS*
Fidelity VIP Growth-SC2*	Oppenheimer Global Securities SS*
Fidelity VIP Equity Income-SC2*	Oppenheimer Capital Appreciation SS*
Fidelity VIP Contrafund®-SC2*	Oppenheimer Main Street SS*
Fidelity VIP Investment Grade Bond-SC2*	Oppenheimer High Income SS*
Fidelity VIP Index 500-SC2*	Oppenheimer Strategic Bond SS*
Oppenheimer Money Fund
Van Kampen Aggressive Growth II*
Van Kampen Emerging Growth II*	MFS New Discovery SS*
Van Kampen Enterprise II*	MFS Emerging Growth SS*
Van Kampen Comstock II*	MFS Research SS*
Van Kampen Growth and Income II*	MFS Investors Growth Stock SS*
Van Kampen Government II*	MFS Investors Trust SS*
Van Kampen UIF Equity and Income II*	MFS Utilities SS*
MFS Total Return SS*
Goldman Sachs International Equity
Goldman Sachs CORESM Small Cap Equity	Franklin Income Securities-C2*
Goldman Sachs Capital Growth	Franklin Rising Dividends Securities-C2*
Goldman Sachs Mid CapValue**	Franklin Small-Mid Cap Growth Securities-C2*
Goldman Sachs CORESM U.S. Equity	Franklin Flex Cap Growth Securities-C2*
Goldman Sachs Growth and Income	Mutual Shares Securities-C2*
Templeton Foreign Securities-C2*
Lord Abbett Growth and Income	Templeton Growth Securities-C2*
Lord Abbett Mid-Cap Value
Lord Abbett Bond-Debenture
Lord Abbett Growth Opportunities
Lord Abbett America’s Value

*                    This Sub-Account invests in a class of Fund shares that pays distribution or service fees under Rule 12b-1 of the Investment Company Act of 1940. For more information please see “Other Information about the Funds” and “Distribution of the Contracts” in this prospectus, and the prospectus for the Fund.

**    The Goldman Sachs Mid Cap Value Sub-Account is available only in Contracts purchased before May 1, 2006.

This Contract may not offer all the Sub-Accounts of the Variable Account, and other contracts Protective Life issues may offer some or all of the Sub-Accounts of the Variable Account.

Administration

Protective Life Insurance Company performs the Contract administration at its administrative office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

The Funds

The assets of each Sub-Account are invested solely in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Fidelity® Variable Insurance Products managed by Fidelity Management and Research Company and subadvised by FMR Co., Inc. or Fidelity Investments Money Management, Inc.; Goldman Sachs Variable Insurance Trust managed by Goldman

Sachs Asset Management L.P. or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management; Universal Institutional Funds, Inc., managed by Morgan Stanley Investment Management Inc., doing business as Van Kampen; Oppenheimer Variable Account Funds managed by OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM managed by MFS Investment Management; Lord Abbett Series Trust, managed by Lord, Abbett & Co.; and Franklin Templeton Variable Insurance Products Trust managed by Franklin/Templeton Distributors, Inc. Shares of these funds are offered only to:

(1)         the Variable Account;

(2)         other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;

(3)         separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and

(4)         certain qualified retirement plans.

Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Fidelity® Variable Insurance Products

VIP Mid-Cap Portfolio, Service Class 2.

This Fund seeks long-term growth of capital.

VIP Growth Portfolio, Service Class 2.

This Fund seeks to achieve capital appreciation.

VIP Equity Income Portfolio, Service Class 2.

This Fund seeks reasonable income by investing primarily in income-producing equity securities.  In choosing these securities, the Fund will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S & P 500 Index.

VIP Contrafund® Portfolio, Service Class 2.

This Fund seeks long-term capital appreciation.

VIP Investment Grade Bond Portfolio, Service Class 2.

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP Index 500 Portfolio, Service Class 2.

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S & P 500.

Goldman Sachs Variable Insurance Trust

International Equity Fund.

Long-term capital appreciation.

CORESM Small Cap Equity Fund.

Long-term growth of capital.

Capital Growth Fund.

Long-term growth of capital.

Mid Cap Value Fund. (not available in Contracts purchased on or after May 1, 2006.)

Long-term growth of capital.

CORESM U.S. Equity Fund.

Long-term growth of capital and dividend income.

Growth and Income Fund.

Long-term growth of capital and growth of income.

Van Kampen Life Investment Trust

Aggressive Growth Portfolio Class II.

Seeks capital growth.

Emerging Growth Portfolio Class II.

Seeks capital appreciation.

Enterprise Portfolio Class II.

Seeks capital appreciation through investments in securities believed by the investment adviser to have above average potential for capital appreciation.

Comstock Portfolio Class II.

Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Growth and Income Portfolio Class II.

Seeks long-term growth of capital and income.

Government Portfolio Class II.

Seeks high current return consistent with preservation of capital.

The Universal Institutional Funds, Inc.

Equity and Income Portfolio Class II.

Seeks both capital appreciation and current income.

MFS® Variable Insurance TrustSM

New Discovery Series Service Class Shares.

This Fund seeks capital appreciation.

Emerging Growth Series Service Class Shares.

This Fund seeks to provide long-term growth of capital.

Research Series Service Class Shares.

This Fund seeks to provide long-term growth of capital and future income.

Investors Growth Stock Series Service Class Shares.

This Fund seeks to provide long-term growth of capital and future income rather than current income.

Investors Trust Series Service Class Shares.

This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

Utilities Series Service Class Shares.

This Fund seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

Total Return Series Service Class Shares.

This Fund seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Oppenheimer Variable Account Funds

Aggressive Growth Fund/VA Service Shares.

This Fund seeks capital appreciation by investing in “growth type” companies.

Global Securities Fund/VA Service Shares.

This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, “growth-type” companies and cyclical industries.

Capital Appreciation Fund/VA Service Shares.

This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

Main Street Fund/VA Service Shares.

This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

High Income Fund/VA Service Shares.

This Fund seeks a high level of current income from investment in high yield fixed-income securities.

Money Fund/VA.

This Fund seeks maximum current income from investments in “money market” securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates.

After deduction of Variable Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

Strategic Bond Fund/VA Service Shares.

This Fund seeks a high level of current income by investing mainly in three market sectors: debt securities of foreign governments and companies, U.S. government securities and high yield securities of U.S. and foreign companies.

Lord Abbett Series Fund, Inc.

Growth and Income Portfolio.

This Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Mid-Cap Value Portfolio.

The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

Bond-Debenture Portfolio.

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Growth Opportunities Portfolio.

The Fund’s investment objective is capital appreciation.

America’s Value Portfolio.

The Fund’s investment objective is to seek current income and capital appreciation.

Franklin Templeton Variable Insurance Products Trust

Franklin Income Securities Fund, Class 2.

This Fund seeks to maximize income while maintaining prospects for capital appreciation.

Franklin Rising Dividends Securities Fund, Class 2.

This Fund seeks long-term capital appreciation by investing primarily in the common stocks of financially sound companies that have paid consistently rising dividends.

Franklin Small-Mid Cap Growth Securities Fund, Class 2.

The Fund’s investment goal is long-term capital growth.

Franklin Flex Cap Growth Securities Fund, Class 2.

This Fund seeks capital appreciation.

Mutual Shares Securities Fund, Class 2.

The Fund’s principal investment goal is capital appreciation.  Its secondary goal is income.

Templeton Foreign Securities Fund, Class 2.

The Fund’s investment goal is long-term capital growth.

Templeton Growth Securities Fund, Class 2.

The Fund’s investment goal is long-term capital growth.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You should read the Funds’ prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Selection of Funds

We select the Funds offered through the Contracts based on several criteria, including the following:

•  asset class coverage,

•  the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure,

•  brand recognition,

•  performance,

•  the capability and qualification of each investment firm, and

•  whether our distributors are likely to recommend the Funds to Contract Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will compensate us for providing administrative, marketing, and support services. For a discussion of the administrative, marketing and support fees we receive from the Funds, see “Administrative, Marketing, and Support Service Payments.”  We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Other Information about the Funds

Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. Should a participation agreement relating to a Fund terminate, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a

Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Account Value to the Sub-Account investing in shares of that Fund.

Administrative, Marketing, and Support Service Payments

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof, in consideration for distribution, administrative, marketing, and other services we (or our affiliates) provide. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing, and administering the Contracts.

12b-1 Fees.   We and our affiliate, Investment Distributors, Inc. (“IDI”), the principal underwriter for the Contracts, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us as compensation for our provision of administrative and marketing services relating to the Contracts on IDI’s behalf. Rule 12b-1 fees are paid out of Fund assets as part of the Fund’s total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Van Kampen Life Investment Trust	0.25%
MFS Variable Insurance Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
Fidelity Variable Insurance Products	0.35%
Franklin Templeton Variable Insurance Products Trust	—%
Paid to us:
Universal Institutional Funds, Inc.	0.05%

Administrative Payments.   As of the date of this prospectus, we (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of all of the Funds for administrative and other services we provide relating to Variable Account operations. These payments are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds range from 0.10% to 0.35% of Fund assets attributable to our variable insurance contracts.

Other Payments.   A Fund’s adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Contracts (“selling firms”) with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Contracts, see “Distribution of the Contracts.”

Other Investors in the Funds

Shares of Fidelity® Variable Insurance Products, Goldman Sachs Variable Insurance Trust, Van Kampen Life Investment Trust, MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Franklin Templeton Variable Insurance Products Trust, and Universal Institutional Funds, Inc., are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as “shared funding.” They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as “mixed funding.” As a result, there is a possibility that a material conflict may arise between the interests of Owners of Protective Life’s Contracts, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners generally or certain classes of Contract Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. The boards of directors (or trustees) of Fidelity® Variable Insurance Products, Goldman Sachs Variable Insurance Trust, Van Kampen Life Investment Trust, MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Franklin Templeton Variable Insurance Products Trust, and Universal Institutional Funds, Inc., monitor events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund’s various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund’s prospectus.

Addition, Deletion or Substitution of Investments

Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life’s judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract’s interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares of a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine. All Sub-Accounts and Funds may not be available to all classes of contracts.

If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s) and Annuitants, and subject to any approvals that may be required under applicable law, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

DESCRIPTION OF THE CONTRACT

The following sections describe the Contracts currently being offered.

The Contract

The ProtectiveValuesSM Advantage Variable Annuity Contract is a flexible premium deferred variable and fixed annuity contract issued by Protective Life. In certain states we offer the Contract as a group contract to eligible persons who have established accounts with certain broker-dealers that have entered into a distribution agreement with Protective Life to offer the Contract. In those states we may also offer the Contract to members of other eligible groups. In all other states, we offer the Contract as an individual contract. If you purchase an interest in a group Contract, you will receive a certificate evidencing your ownership interest in the group Contract. Otherwise, you will receive an individual Contract.

Use of the Contract in Qualified Plans.

You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), pension and profit sharing plans (including H.R. 10 Plans), and tax sheltered annuity plans. Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/or financial adviser regarding the use of the Contract within a qualified plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs as they apply to your particular situation.

Parties to the Contract

Owner.

The Owner is the person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract. In those states where the Contract is issued as a group contract, the term “Owner” refers to the holder of the certificate evidencing an interest in the group contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. Protective Life may accept instructions from one Owner on behalf of both Owners. Protective Life will only issue a Contract prior to each Owner’s 81st birthday (76th birthday if the maximum Anniversary Value Death Benefit was selected). Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners.

The Owner of this Contract may be changed by Written Notice provided:

(1)   each new Owner’s 81st birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Effective Date; and

(2)   each new Owner’s 95th birthday is on or after the Annuity Commencement Date.

For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See “Taxation of Annuities in General.”)

Beneficiary.

The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of any Owner.

Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner’s death.

If no Beneficiary designation is in effect or if no Beneficiary is living at the time of an Owner’s death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Commencement Date, the Beneficiary will become the new Owner.

Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary.

Annuitant.

The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant’s 81st birthday. If the Annuitant is not an Owner and dies prior to the Annuity Commencement Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

The Owner may change the Annuitant by Written Notice prior to the Annuity Commencement Date. However, if any Owner is not an individual the Annuitant may not be changed. The new Annuitant’s 95th birthday must be on or after the Annuity Commencement Date in effect when the change of Annuitant is requested.

Payee.

The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

Issuance of a Contract

To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life reserves the right to accept or decline a request to issue a Contract. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Internal Revenue Code.

If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the Net Purchase Payment to the Allocation Options as you direct on the appropriate form within two business days of receiving such Purchase Payment at the administrative office. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five business days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the Net Purchase Payment to the appropriate Allocation Options within two business days. You may transmit information necessary to complete an application to Protective Life by telephone, facsimile, or electronic media.

Purchase Payments

We will only accept Purchase Payments before the earlier of the oldest Owner’s and Annuitant’s 81st birthday. No Purchase Payment will be accepted within 3 years of the Annuity Commencement Date then in effect. The minimum initial Purchase Payment is $5,000 ($2,000 for Qualified Contracts). The minimum subsequent Purchase Payment is $100 or $50 if made by electronic funds transfer. We reserve the right not to accept any Purchase Payment. Under certain circumstances, we may be required by law to reject a Purchase Payment.

Purchase Payments are payable at our administrative office. You may make them by check payable to Protective Life Insurance Company or by any other method we deem acceptable. We will process Purchase Payments as of the end of the Valuation Period during which we receive them at our administrative office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any Purchase Payment received at our administrative office after the end of the Valuation Period on the next Valuation Day. Protective Life retains the right to limit the maximum aggregate Purchase Payments that can be made without prior administrative office approval. This amount is currently $1,000,000.

Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the automatic Purchase Payment plan to any DCA Fixed Account. You may not elect the automatic Purchase Payment plan and the partial automatic withdrawal plan simultaneously. (See “Surrenders and Partial Surrenders”.) Upon notification of the death of any Owner the Company will terminate deductions under the automatic purchase payment plan.

We do not always receive your Purchase Payment or your application on the day you send them or give them to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.

Right to Cancel

You have the right to return the Contract within a certain number of days after you receive it by returning it, along with a written cancellation request, to our administrative office or the sales representative who sold it. In the state of Connecticut, non-written requests are also accepted. The number of days, which is at least ten, is determined by state law in the state where the Contract is delivered. Return of the Contract by mail is effective on being post-marked, properly addressed and postage pre-paid. We will treat the returned Contract as if it had never been issued. Where permitted, Protective Life will refund the Contract Value plus the sales charge and any fees deducted from either Purchase Payments or Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time. Where required, we will refund the Purchase Payment.

For Individual Retirement Annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate all or a portion of your initial Net Purchase Payment (and any subsequent Net Purchase Payment made during the right-to-cancel period) that you allocated to the Sub-Accounts to the Oppenheimer Money Fund Sub-Account until the expiration of the right-to-cancel period. Thereafter, we will allocate all Net Purchase Payments according to your allocation instructions then in effect.

Allocation of Purchase Payments

Owners must indicate how their initial and subsequent Net Purchase Payments are to be allocated among the Allocation Options. If your allocation instructions are indicated by percentages, whole percentages must be used.

Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com (“non-written requests”). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

Variable Account Value

Sub-Account Value.

A Contract’s Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Effective Date is equal to the amount of the initial Net Purchase Payment allocated to that Sub-Account. On subsequent Valuation Days prior to the Annuity Commencement Date, the Sub-Account value is equal to that part of any Net Purchase Payment allocated to the Sub-Account and any Contract Value transferred to the Sub-Account, adjusted by interest income, dividends, net capital gains or losses (realized or unrealized), decreased by partial surrenders (including any applicable premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the Accumulation Units in that Sub-Account on that day.

Determination of Accumulation Units.

Net Purchase Payments allocated and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Day as of which the allocation or transfer occurs. Net Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

•       surrenders;

•       partial surrenders;

•       partial automatic withdrawals;

•       transfer from a Sub-Account and any applicable transfer fee;

•       payment of a death benefit claim;

•       application of the Contract Value to an Annuity Option;

•       deduction of the monthly death benefit fee and the annual contract maintenance fee; and

•       deduction of a sales charge when a letter of intent is not fulfilled.

Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event. Accumulation Units associated with the monthly death benefit fee and the annual contract maintenance fee are canceled without notice or instruction.

Determination of Accumulation Unit Value.

The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Day is the Accumulation Unit value for that class at the end of the previous Valuation Day times the net investment factor.

Net Investment Factor.

The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

(1)         is the result of:

a.                  the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.                 the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the “ex-dividend” date occurs during the current Valuation Period.

(2)         is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.

(3)         is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

Transfers

Before the Annuity Commencement Date, you may instruct us to transfer Contract Value between and among the Allocation Options. When we receive your transfer instructions at our administrative office, we will allocate the Contract Value you transfer at the next price determined for the Allocation Options you indicate. Prices for the Allocation Options are determined as of the end of each Valuation Period, which is the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central Time). Accordingly, transfer requests received at our administrative office before the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the day the requests are received; transfer requests received at our administrative office after the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the next day on which the New York Stock Exchange is open for regular trading. We may defer transfer requests under the same conditions that payment of withdrawals and surrenders may be delayed. (See “Suspension or Delay in Payments.”) There are limitations on transfers, which are described below.

After the Annuity Commencement Date, when Variable Payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or between the Guaranteed Account or any Sub-Account.

How to Request Transfers.

Owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com (“non-written requests”). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written requests for such transfers. We will require a form of personal identification prior to acting on non-written requests and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

Reliability of Communications Systems.

The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers’, your registered representative’s, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can make your transaction by writing to us.

Limitations on Transfers.

We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions submitted by telephone, automated telephone system, the Internet or facsimile) without prior notice for any Contract or class of Contracts at any time for any reason.

Minimum amounts.   You must transfer at least $100 each time you make a transfer. If the entire amount in the Allocation Option is less than $100, you must transfer the entire amount. If less than $100 would be left in an Allocation Option after a transfer, then we may transfer the entire amount out of that Allocation Option instead of the requested amount.

Number of transfers.   Currently we do not generally limit the number of transfers that may be made. We reserve the right, however, to limit the number of transfers to no more than 12 per Contract Year. We also reserve the right to charge a transfer fee for each additional transfer over 12 during any Contract Year. The transfer fee will not exceed $25 per transfer. We will deduct any transfer fee from the amount being transferred. (See “Charges and Deductions, Transfer Fee.”)

Limitations on transfers involving the Guaranteed Account.   No amounts may be transferred into a DCA Fixed Account. No amounts may be transferred to the Fixed Account within six months after any transfer from a Guaranteed Account to the Variable Account. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of (a) $2,500 or (b) 25% of the Contract Value in the Fixed Account. The limitation on transfers from the Fixed Account does not apply, however, to dollar cost averaging transfers from the Fixed Account.

Limitations on frequent transfers, including “market timing” transfers.   Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund’s portfolio securities and the reflection of that change in the Fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants, or owners of other variable annuity contracts we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•       Increased brokerage, trading and transaction costs;

•       Disruption of planned investment strategies;

•       Forced and unplanned liquidation and portfolio turnover;

•       Lost opportunity costs; and

•       Large asset swings that decrease the Fund’s ability to provide maximum investment return to all Contract Owners.

In order to try to protect our Owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants and owners of other variable annuity contracts we issue that invest in the Variable Account.

We monitor transfer activity in the Contracts to identify frequent transfer activity in any Contract. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting transfers for that Contract or group of Contracts. All transfer requests for the affected Contract or group of Contracts must be made by Written Notice. We notify the affected Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund’s refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner’s transfer request. We also reserve the right to implement and administer any redemption fees imposed by any of the Funds. You should read the prospectuses of the Funds for more information about their ability to refuse or restrict purchases or redemptions of their shares and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Dollar Cost Averaging.

Prior to the Annuity Commencement Date, you may instruct us by Written Notice to systematically and automatically transfer, on a monthly basis, amounts from a DCA Fixed Account (or any other Allocation Option) to any Sub-Account of the Variable Account other than the Oppenheimer Money Fund Sub-Account. If you purchased your Contract before May 1, 2006 you also have the option of making these transfers on a quarterly basis. This is known as the “dollar-cost averaging” method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

You may make dollar cost averaging transfers on the 1st through the 28th day of each month. The minimum period for dollar cost averaging transfers from the Fixed Account is twelve months. In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue dollar cost averaging upon written notice to the Owner.

Any Net Purchase Payment allocated to a DCA Fixed Account must include instructions regarding the period and frequency of the dollar cost averaging transfers, and the Sub-Accounts into which the transfers are to be made. Currently, the maximum period for dollar cost averaging from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months. Dollar cost averaging transfers may be made monthly or, if your Contract was purchased before May 1, 2006, quarterly. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Fixed Account.

The periodic amount transferred from a DCA Fixed Account will be equal to the Net Purchase Payment allocated to the DCA Fixed Account divided by the number of dollar cost averaging transfers to be made. Interest credited will be transferred from the DCA Fixed Account after the last dollar cost averaging transfer. We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Fixed Account Value equals $0 or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Fixed Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Fixed Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Sub-Accounts according to your dollar cost averaging allocation instruction in effect at that time. Upon the death of any Owner, dollar cost averaging transfers will continue until canceled by the Beneficiary(s).

The interest rates on the DCA Fixed Accounts apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Net Purchase Payment allocated to the DCA Fixed Account will be substantially less than the amount that would have been paid if the full Net Purchase Payment remained in the DCA Fixed Account for the full period.

Portfolio Rebalancing.

Prior to the Annuity Commencement Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts (“portfolio rebalancing”). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

You may elect portfolio rebalancing to occur on the 1st through 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Upon the death of any Owner portfolio rebalancing will continue until canceled by the Beneficiary(s).

There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner.

Surrenders and Partial Surrenders

At any time before the Annuity Commencement Date, you may request a full or partial surrender from your Contract. Full and partial surrenders from Contracts issued as tax sheltered annuities are prohibited in certain circumstances. (See “Federal Tax Matters.”) Federal and state income taxes may apply to a full or partial surrender, and a 10% federal penalty tax may apply if the surrender occurs before the Owner reaches age 59 1/2. (See “Taxation of Partial and Full Surrenders.”) A surrender value may be available under certain Annuity Options. (See “Annuitization.”) In accordance with SEC regulations, full and partial surrenders are payable within 7 calendar days of our receiving your request. (See “Suspension or Delay in Payments.”)

Full Surrender.

At any time before the Annuity Commencement Date, you may request a full surrender of your Contract for its surrender value. To surrender your Contract, you must return the Contract to us and make your surrender request either by Written Notice or by facsimile. Surrenders requested by facsimile are subject to limitations. Currently, we accept requests by facsimile for full surrenders of Contracts that have a Contract Value of $50,000 or less. For Contracts that have a Contract Value greater than $50,000, we will only accept surrender requests by Written Notice. We may eliminate your ability to request a full surrender by facsimile or change the requirements for your ability to request a full surrender by facsimile for any Contract or class of Contracts at any time without prior notice. We will pay you the surrender value in a lump sum unless you request payment under another payment option that we are making available at the time.

Surrender Value.

The surrender value of your Contract is equal to the Contract Value minus any applicable contract maintenance fee, outstanding sales charge and premium tax. We will determine the surrender value as of the end of the Valuation Period during which we receive your Written Notice or facsimile requesting surrender and your Contract at our administrative office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any surrender request received at our administrative office after the end of the Valuation Period on the next Valuation Day.

Partial Surrender.

At any time before the Annuity Commencement Date, you may request a partial surrender of your Contract Value provided the Contract Value remaining after the partial surrender is at least $5,000 (or $2,000 for Qualified Contracts). Throughout this prospectus we may refer to a partial surrender of your Contract Value as a “withdrawal” from your Contract.

You may request a partial surrender by Written Notice or by facsimile. If we have received your completed telephone withdrawal authorization form, you also may request a partial surrender by telephone. Partial surrenders requested by telephone or by facsimile are subject to limitations. Currently we accept requests for partial surrenders by telephone or by facsimile for amounts not exceeding 25% of Contract Value, up to a maximum of $50,000. For partial surrenders of Contract Value exceeding 25% of Contract Value and/or $50,000 we will only accept partial surrender requests by Written Notice. We may eliminate your ability to make partial surrenders by telephone or facsimile or change the requirements for your ability to make partial surrenders by telephone or facsimile for any Contract or class of Contracts at any time without prior notice.

We will withdraw the amount of your partial surrender and any applicable premium tax from the Contract Value as of the end of the Valuation Period during which we receive your request for the partial surrender at our administrative office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any partial surrender request received at our administrative office after the end of the Valuation Period on the next Valuation Day.

You may specify the amount of the partial surrender to be made from any Allocation Option. If you do not so specify, or if the amount in the designated Allocation Options is inadequate to comply with the request, the partial surrender will be made from each Allocation Option based on the proportion that the value of each Allocation Option bears to the total Contract Value.

Cancellation of Accumulation Units.

Surrenders and partial surrenders will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

Surrender and Partial Surrender Restrictions.

The Owner’s right to make surrenders and partial surrenders is subject to any restrictions imposed by applicable law or employee benefit plan.

Restrictions on Distributions from Certain Types of Contracts.

There are certain restrictions on surrenders and partial surrenders of Contracts used as funding vehicles for Code Section 403(b) retirement plans. Section 403(b)(11) of the Internal Revenue Code restricts the distribution under Section 403(b) annuity contracts of:

                                 (i)  contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

                             (ii)  earnings on those contributions; and

                         (iii)  earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, severance from employment, disability, or hardship. In addition, income attributable to salary reduction contributions may not be distributed in the case of hardship.

In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

Partial Automatic Withdrawals.

Currently, we offer a partial automatic withdrawal plan. This plan allows you to pre-authorize periodic partial surrenders prior to the Annuity Commencement Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. Payments to you under this plan will only be made by electronic fund transfer. In order to participate in the plan you must have:

(1)         made an initial Purchase Payment of at least $5,000; or

(2)         a Contract Value as of the previous Contract Anniversary of at least $5,000.

The partial automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See “Purchase Payments”.) There may be federal and state income tax consequences to partial automatic withdrawals from the Contract, including the possible imposition of a 10% federal penalty tax if the surrender occurs before the Owner reaches age 59 1/2. You should consult your tax advisor before participating in any withdrawal program. (See “Taxation of Partial and Full Surrenders”.)

When you elect the partial automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Partial automatic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. Partial automatic withdrawals will be taken pro-rata from the Allocations Options in proportion to the value each Allocation Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

If any partial automatic withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the partial automatic withdrawal plan will terminate. Once partial automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again. Upon notification of the death of any Owner we will terminate the partial automatic withdrawal plan. The partial automatic withdrawal plan may be discontinued by the Owner at any time by Written Notice.

There is no charge for the partial automatic withdrawal plan. We reserve the right to discontinue the partial automatic withdrawal plan upon written notice to you.

THE GUARANTEED ACCOUNT

The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither these accounts nor the Company’s general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company’s general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this prospectus are for the Owner’s information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

The Guaranteed Account consists of the Fixed Account and the DCA Fixed Accounts. The Fixed Account and certain DCA Fixed Accounts are not available in all states. Further, we may not always offer the Fixed Account or the DCA Fixed Accounts in new Contracts. If we are offering the Fixed Account or any of the DCA Fixed Accounts in your state at the time you purchase your Contract, however, those accounts will always be available in your Contract. Please ask your sales representative whether the Fixed Account and any DCA Fixed Accounts are available in your Contract.

The Fixed Account and the DCA Fixed Accounts are part of Protective Life’s general account. The assets of Protective Life’s general account support its insurance and annuity obligations and are subject to Protective Life’s general liabilities from business operations. Since the Fixed Account and the DCA Fixed Accounts are part of the general account, Protective Life assumes the risk of investment gain or loss on this amount.

From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Fixed Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that yields values less than those required by the state in which the Contract is delivered. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates.

The Fixed Account.

You may allocate some or all of your Net Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account. There are limitations on transfers involving the Fixed Account. (See “Transfers.”)

The interest rates we apply to Net Purchase Payments and transfers into the Fixed Account are guaranteed for one year from the date the Net Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Net Purchase Payments allocated to the Fixed Account. The new interest rate is also guaranteed for one year.

The DCA Fixed Accounts.

DCA Fixed Accounts are designed to systematically transfer amounts to the Sub-Accounts of the Variable Account over a designated period. (See “Transfers, Dollar Cost Averaging.”) We currently offer two DCA Fixed Accounts. The maximum period for dollar cost averaging transfers from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months.

The DCA Fixed Accounts are available only for Net Purchase Payments designated for dollar cost averaging. Net Purchase Payments may not be allocated into any DCA Fixed Account when that DCA Fixed Account value is greater than $0, and all funds must be transferred from a DCA Fixed Account before allocating a Net Purchase Payment to that DCA Fixed Account. Where we agree, under current administrative procedures, to allocate a Net Purchase Payment to any DCA Fixed Account in installments from more than one source, we will credit each installment with the interest rate applied to the first installment we receive. The interest rate we apply to Net Purchase Payments allocated to a DCA Fixed Account is guaranteed for the period over which dollar cost averaging transfers are allowed from that DCA Fixed Account.

Guaranteed Account Value.

Any time prior to the Annuity Commencement Date, the Guaranteed Account value is equal to the sum of:

(1)         Net Purchase Payments allocated to the Guaranteed Account; plus

(2)         amounts transferred into the Guaranteed Account; plus

(3)         interest credited to the Guaranteed Account; minus

(4)         amounts transferred out of the Guaranteed Account, including any transfer fee; minus

(5)         the amount of any surrenders removed from the Guaranteed Account, including any premium tax; minus

(6)         fees deducted from the Guaranteed Account including the monthly death benefit fee and the annual contract maintenance fee; minus

(7)         deduction of a sales charge when a letter of intent is not fulfilled.

For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a “first-in, first-out” (FIFO) basis.

DEATH BENEFIT

If any Owner dies before the Annuity Commencement Date and while this Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Commencement Date.

We will determine the death benefit as of the end of the Valuation Period during which we receive due proof of death at our administrative office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. If we receive due proof of death after the end of the Valuation Period, we will determine the death benefit on the next Valuation Day. Only one death benefit is payable under this Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner’s death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and non-Qualified Contracts, but there are some differences in the rules that apply to each.

The death benefit provisions of this Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

Payment of the Death Benefit.

The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and the entire interest in the Contract must be distributed under one of the following options:

(1)         the entire interest must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner’s death; or,

(2)         the entire interest must be distributed within 5 years of the Owner’s death.

If no option is elected, we will distribute the entire interest within 5 years of the Owner’s death.

If there is more than one Beneficiary, the foregoing provisions apply to each Beneficiary individually.

Continuation of the Contract by a Surviving Spouse.

In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the Beneficiary is the deceased Owner’s spouse, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner. This election is only available, however, if the deceased Owner’s spouse’s 81st birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Effective Date. The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received due proof of death. The death benefit is not terminated by a surviving spouse’s continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse’s death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must be distributed to the new Beneficiary according to option (1) or (2), above.

A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

Selecting a death benefit.

At the time you apply for your Contract, you must select the type of death benefit you want. You may not change your selection after your Contract is issued. We offer two different death benefits: (1) the Return of Purchase Payments Death Benefit; and (2) the Maximum Anniversary Value Death Benefit. The Maximum Anniversary Value Death Benefit option is available only if the oldest Owner is younger than 76 on the Effective Date of the Contract. There is a monthly fee for the Return of Purchase Payment Death Benefit and the Maximum Anniversary Value Death Benefit. (See “Charges and Deductions, Death Benefit Fee.”) Before selecting the Return of Purchase Payments Death Benefit or the Maximum Anniversary Value Death Benefit, you should carefully consider the fee options available for each of these death benefits and consult a qualified financial adviser to help you carefully consider the relative costs, benefits and risks of the fee options in your particular situation.

Return of Purchase Payments Death Benefit.

The Return of Purchase Payments Death Benefit will equal the greater of (1) the Contract Value, or (2) the aggregate Purchase Payments less an adjustment for each partial surrender. The adjustment for each partial surrender in item (2) is the amount that reduces the Return of Purchase Payments Death Benefit at the time of surrender in the same proportion that the amount surrendered reduces the Contract Value. If the value of the Return of Purchase Payments Death Benefit is greater than the Contract Value at the time of the partial surrender, the downward adjustment to the death benefit will be larger than the amount surrendered. See Appendix B for an example of the calculation of the Return of Purchase Payments Death Benefit.

Suspension of Return of Purchase Payments Death Benefit.   For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. We will, however, continue to assess the death benefit fee during this period.

Maximum Anniversary Value Death Benefit (not available in contracts purchased before July 1, 2005).

At the time of application, an Owner may elect the Maximum Anniversary Value Death Benefit if the Effective Date of the Contract is before the oldest Owner’s 76th birthday.

We will determine an anniversary value for each Contract Anniversary occurring before the earlier of the deceased Owner’s 80th birthday or the deceased Owner’s date of death. Each anniversary value is equal to the sum of:

•  the Contract Value on that Contract Anniversary; plus

•  all Purchase Payments since that Contract Anniversary; minus

•  an adjustment for each partial surrender since that Contract Anniversary.

The adjustment for each partial surrender since the relevant Contract Anniversary is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of the surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Maximum Anniversary Value Death Benefit is greater than the Contract Value at the time of the partial surrender, the downward adjustment to the death benefit will be larger than the amount surrendered.

The Maximum Anniversary Value Death Benefit will equal the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each partial surrender; or (3) the greatest anniversary value attained; provided however, that the Maximum Anniversary Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each partial surrender in item (2) is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the partial surrender, the adjustment will be larger than the amount surrendered. See Appendix B for an example of the calculation of the Maximum Anniversary Value Death Benefit.

It is possible that, at the time of an Owner’s death, the Maximum Anniversary Value Death Benefit will be no greater than the Return of Purchase Payments Death Benefit. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Anniversary Value Death Benefit before you decide whether the Maximum Anniversary Value Death Benefit is right for you.

Suspension of Maximum Anniversary Value Death Benefit.   For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. We will, however, continue to assess the death benefit fee during this period.

Death Benefit Fee.

We assess a fee for the Return of Purchase Payments Death Benefit and the Maximum Anniversary Value Death Benefit. If you select the Return of Purchase Payments Death Benefit, you must elect either the CoverPay Fee, which is based on the value of the death benefit on the day the fee is assessed, or the ValuPay Fee, which is based on the Net Amount at Risk on the day the fee is assessed. You must make this election at the time you apply for your Contract, and you cannot change your election after your Contract is issued. If you select the Maximum Anniversary Value Death Benefit, the CoverPay Fee will apply. The ValuPay Fee is not available with the Maximum Anniversary Value Death Benefit. Each type of fee is assessed on a monthly basis. (See “Charges and Deductions, Death Benefit Fee.”) It is possible that either of these fees (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See “Federal Tax Matters.”) Before electing the type of death benefit fee for your Contract, you should consult a qualified financial adviser to help you carefully consider the relative costs, benefits and risks of the fee options in your particular situation.

SUSPENSION OR DELAY IN PAYMENTS

Payments of a partial or full surrender of the Variable Account Value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a partial or full surrender of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:

(1)         when the New York Stock Exchange is closed; or

(2)         when trading on the New York Stock Exchange is restricted; or

(3)         when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account); or

(4)         when the SEC, by order, so permits for the protection of security holders.

We may delay payment of a partial or full surrender from the Guaranteed Account for up to six months where permitted.

SUSPENSION OF CONTRACTS

If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

CHARGES AND DEDUCTIONS

Sales Charge

We will deduct a sales charge and any applicable premium tax from each Purchase Payment we accept to cover the expenses associated with the sales and distribution of the Contracts. These expenses include commissions, sales literature and other promotional activities. If the sales charge is not sufficient to cover these costs we will pay them from our general assets (which may include amounts derived from the mortality and expense risk charge). We will retain as profit any aggregate sales charge we collect in excess of the amount needed for commissions and promotional activities.

The sales charge is a percentage of each Purchase Payment and is calculated separately for each Purchase Payment by multiplying the Purchase Payment by the applicable sales charge percentage. The sales charge will be deducted from the Purchase Payment before we allocate the Net Purchase Payment to the Allocation Options you selected.

The sales charge percentage is based upon the current Purchase Payment accepted plus the current Contract Value on the date we accept the Purchase Payment. The sales charge percentage is determined according to the table below:

SALES CHARGE PERCENTAGES

Current Purchase Payment plus Current Contract Value	Sales Charge Percentage
Less than $50,000	5.75%
At least $50,000 but less than $100,000	4.50%
At least $100,000 but less than $250,000	3.50%
At least $250,000 but less than $500,000	2.50%
At least $500,000 but less than $1,000,000	2.00%
$1,000,000 or greater	0.50%

The sales charge will not be retroactively reduced for Purchase Payments we have previously accepted. Your sales charge percentage could increase from one Purchase Payment to the next if your Contract Value decreases. On certain sales to specific groups, sales charge percentages may be reduced or waived.

Contracts purchased before May 1, 2006.   If you purchased your Contract before May 1, 2006, the Sales Charge percentages may be different than those shown in the table above. Please see Appendix A for the Sales Charge percentages applicable to your Contract. Also, if you purchased your Contract before May 1, 2005, the Sales Charge percentage is based upon the current Purchase Payment plus the greater of: 1) aggregate Purchase Payments made under your Contract; or 2) the Contract Value on the date we accept the Purchase Payment.

Rights of Accumulation.

Under our rights of accumulation program, certain qualifying mutual funds and Protective Life variable annuities that you own or own as a joint owner can be considered along with your Purchase Payment for the purpose of determining your sales charge. Your broker-dealer representative’s firm must be the broker of record in order for these investments to be included in the program. Also, the other

Protective Life variable annuities must be in force and not yet annuitized on the date we accept your Purchase Payment. You can determine if this program is being offered in your state and whether such mutual funds or annuities are eligible by asking your broker-dealer representative. In order for you to use the rights of accumulation program, your broker-dealer representative must inform us in writing about the other qualifying mutual funds and/or variable annuities and you must submit your Purchase Payment through your broker-dealer representative. Purchase Payments made directly to Protective Life are not eligible for the rights of accumulation program. This program may be suspended or amended at any time without notice.

Waiver of Sales Charges.

We may waive sales charges for Contracts issued to employees and registered representatives of any member of the selling group and their family members, or to officers, directors, trustees or bona-fide full time employees of Protective Life or the investment advisors of any of the Funds or their affiliated companies (based upon the Owner’s status at the time the Contract is purchased) because no marketing expenses and sales commissions are associated with such Contracts.

We may also reduce or waive sales charges for certain block transactions that will create a net reduction in the costs we bear with respect to the affected annuity contracts. If any such transaction applies to your Contract, we will notify you of this fact in writing.

Mortality and Expense Risk Charge

To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge only from the Variable Account. The charge is equal, on an annual basis, to 0.60% of the average daily net assets of the Variable Account attributable to your Contract. If you purchased your Contract before May 1, 2006, the charge is equal, on an annual basis, to 0.50% of the average daily net assets of the Variable Account attributable to your Contract.

The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. We expect to make a reasonable profit with respect to the Contracts. We may make a profit or incur a loss from the mortality and expense risk charge. Any profit, including profit from the mortality and expense risk charge, may be used to finance distribution and other expenses.

Administration Charge

We will deduct an administration charge equal, on an annual basis, to 0.10% of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

Death Benefit Fee

We assess a death benefit fee to compensate us for the cost of providing the Return of Purchase Payments Death Benefit or the Maximum Anniversary Value Death Benefit. We calculate the death benefit fee as of each Monthly Anniversary Day on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Day. We will deduct the death benefit fee pro-rata from the Allocation Options (e.g., in the same proportion that each Allocation Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your elected death benefit. We do not assess the death benefit fee after the Annuity Commencement Date.

If you select the Return of Purchase Payments Death Benefit, you must elect either the CoverPay Fee, which is based on the value of the death benefit on the day the fee is assessed, or the ValuPay Fee, which is based on the Net Amount at Risk on the day the fee is assessed. You must make this election when you apply for your Contract, and you cannot change your election after your Contract is issued. If you select the Maximum Anniversary Value Death Benefit, the CoverPay Fee will apply. The ValuPay Fee is not available with the Maximum Anniversary Value Death Benefit. It is possible that either of these fees (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See “Federal Tax Matters.”) Before electing the fee option for your Contract, you should consult a qualified financial adviser to help you carefully consider the relative costs, benefits and risks of the fee options in your particular situation.

Contracts purchased before July 1, 2005 had different death benefit fee options. For information about the fee options in that class of Contracts, please see Appendix E.

CoverPay Fee

The CoverPay Fee is based on the value of the death benefit in your Contract on the day the fee is assessed. We begin assessing the Cover Pay Fee on the first Monthly Anniversary Day, and we assess it monthly until the Annuity Commencement Date.

Return of Purchase Payments Death Benefit.    If you elected the Return of Purchase Payments Death Benefit, the CoverPay Fee is equal, on an annualized basis, to 0.10% of your death benefit value measured on each Monthly Anniversary Day. The value of your Return of Purchase Payments Death Benefit on any Monthly Anniversary Day is the greater of (1) your Contract Value or (2) your adjusted aggregate Purchase Payments on that day. (See DEATH BENEFIT, Return of Purchase Payments Death Benefit for a more complete description.) For example, if on a Monthly Anniversary Day your Contract Value equals $115,000, and your adjusted aggregate Purchase Payments equal only $100,000, the CoverPay Fee we deduct on that day will be based on the Contract Value of $115,000. Alternatively, if your Contract Value equals only $85,000, but your adjusted aggregate Purchase Payments equal $100,000, the CoverPay Fee we deduct on that day will be based on the adjusted aggregate Purchase Payments of $100,000. (See “Comparative Examples of Death Benefit Fees” for examples intended to help you compare the death benefit fee options that are available in the Contract.)

Maximum Anniversary Value Death Benefit.   If you elected the Maximum Anniversary Value Death Benefit, the CoverPay Fee is equal, on an annualized basis, to 0.30% of your annualized death benefit value measured on each Monthly Anniversary Day. The value of your Maximum Anniversary Value Death Benefit on any Monthly Anniversary Day is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest anniversary value attained as of that day. (See DEATH BENEFIT, Maximum Anniversary Value Death Benefit for a more complete description.) For example, if on a Monthly Anniversary Day your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the CoverPay Fee we deduct on that day will be based on your Contract Value of $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the CoverPay Fee we deduct on that day will be based on your greatest anniversary value attained of $120,000. (See “Comparative Examples of Death Benefit Fees” for examples intended to help you compare the death benefit fee options that are available in the Contract.)

Impact of Sales Charge.   Please remember that your Contract Value will be lower than your aggregate Purchase Payments at the time we issue your Contract because the sales charge will have been deducted from your Purchase Payment. Therefore, until your Contract Value grows to equal or exceed your adjusted aggregate Purchase Payments, the value of either optional death benefit will be your adjusted aggregate

Purchase Payments and the CoverPay Fee will be based on your adjusted aggregate Purchase Payments. Of course, depending on the investment performance of the Sub-Accounts you choose, your Contract Value may be lower than the value of your aggregate Purchase Payments or the Maximum Anniversary Value Death Benefit at other times, too.

ValuPay Fee

The ValuPay Fee is only available if you elected the Return of Purchase Payments Death Benefit. (See DEATH BENEFIT, Return of Purchase Payments Death Benefit for a description of the Return of Purchase Payment Death Benefit.) The ValuPay Fee is based on the Net Amount at Risk and the oldest Owner’s age, each measured on the day the fee is assessed. The Net Amount at Risk is the amount by which your adjusted aggregate Purchase Payments exceed your Contract Value. There is no Net Amount at Risk when your Contract Value is equal to or greater than your adjusted aggregate Purchase Payments. Whenever your Contract Value is lower than your adjusted aggregate Purchase Payments, however, there is a Net Amount at Risk. The Net Amount at Risk will vary as your Contract Value fluctuates. Factors that affect your Contract Value include the investment performance of the Allocation Options you have chosen and the fees and charges, including the ValuPay Fee, that are deducted from your Contract Value or from the Variable Account.

We do not assess the ValuPay Fee during the first Contract Year. We begin assessing it on the 13th Monthly Anniversary Day, and we assess it monthly until the Annuity Commencement Date. There is no ValuPay Fee on any Monthly Anniversary Day on which your Contract Value is equal to or greater than your adjusted aggregate Purchase Payments.

The ValuPay Fee is calculated in a two-step process. First, we reduce the Net Amount at Risk by an amount equal to the cumulative amount of sales charges deducted from your Purchase Payments. This reduction prevents you from paying a ValuPay Fee on amounts attributable to the sales charges you have previously paid. We will not, however, reduce the Net Amount at Risk to an amount less than zero.

Next, we multiply the adjusted Net Amount at Risk by the monthly cost factor. The monthly cost factor varies by the age of the oldest Owner. The following table shows the monthly cost factor per $1,000 of adjusted Net Amount at Risk by Owner’s age. It also shows the cost factor expressed as an annualized percentage of the adjusted Net Amount at Risk on each Monthly Anniversary Day.

Oldest Owner’s Age	Monthly Cost Factor Per $1,000 of Adjusted Net Amount at Risk	Annualized Percentage of Monthly Adjusted Net Amount at Risk
50 or less	$0.25034	0.30%
51-60	$0.50138	0.60%
61-65	$1.00554	1.20%
66-70	$1.47016	1.75%
71-75	$2.53505	3.00%
76-80	$3.82964	4.50%
81	$5.09893	5.95%
82	$5.71812	6.65%
83	$6.34158	7.35%
84	$6.96937	8.05%
85	$7.60156	8.75%
86	$8.37522	9.60%
87	$9.15558	10.45%
88	$9.94277	11.30%
89	$10.73689	12.15%
90	$11.53809	13.00%
91	$12.96964	14.50%
92	$14.42441	16.00%
93	$15.90318	17.50%
94	$17.40681	19.00%
95	$18.93618	20.50%

For example, if you originally purchased your Contract with a single Purchase Payment of $100,000, you are now 78 years old on your 20th Monthly Anniversary Day, and on that day your Contract Value equals $115,000 while your adjusted aggregate Purchase Payments equal only $100,000, there is no Net Amount at Risk and we deduct no ValuPay Fee. Alternatively, if on that day your Contract Value equals only $85,000, and your adjusted aggregate Purchase Payments equal $100,000, the Net Amount at Risk is $15,000. We would determine your ValuPay Fee on that day by first reducing the Net Amount at Risk by the amount of the sales charge previously deducted from your Purchase Payment, $3,500 (or 3.5% of your $100,000 Purchase Payment). The adjusted Net Amount at Risk is $11,500. We would deduct a ValuPay Fee of $44.05 (monthly cost factor of $3.82964 per $1,000 multiplied by 11.5). (See “Comparative Examples of Death Benefit Fees” for examples intended to help you compare the death benefit fee options that are available in the Contract.)

Comparative Examples Of Death Benefit Fees

The following examples are intended to help you compare the death benefit fee options that are available in the Contract. The examples show what each of the death benefit fees would be for one month based on the facts assumed in the example. Please remember that the examples are illustrations and do not predict or guarantee the amount of the death benefit fee that will apply to your Contract. Your actual fee may be higher or lower than those shown. Similarly, your investment results and death benefit may be higher or lower than those shown in the examples.

For all of the examples, assume the following facts:

The Initial Purchase Payment was $100,000;

No withdrawals or additional Purchase Payments were made;

The greatest anniversary value attained was $110,000;

The death benefit fee is being assessed on a Monthly Anniversary Day after the 1st Contract Year; and

The Contract Value, death benefit value, and Owner’s age are as shown in each example.

The examples show the amount of each of the death benefit fees that would apply on the Monthly Anniversary Day on which the fee is being assessed.

EXAMPLE 1

Contract Value:	$100,000
Return of Purchase Payments Death Benefit value:	$100,000
Net Amount at Risk for Return of Purchase Payments Death Benefit:	$0
Maximum Anniversary Value Death Benefit value:	$110,000

	Return of Purchase Payments		Maximum Anniversary Value
	Death Benefit		Death Benefit
	CoverPay Fee	ValuPay Fee	CoverPay Fee
Owner’s age 60	$8.34	$0.00	$27.54
Owner’s age 76	$8.34	$0.00	$27.54

EXAMPLE 2

Contract Value:	$85,000
Return of Purchase Payments Death Benefit value:	$100,000
Net Amount at Risk for Return of Purchase Payments Death Benefit:	$15,000
Adjusted Net Amount at Risk for Return of Purchase Payments Death Benefit:	$11,500
Maximum Anniversary Value Death Benefit value:	$110,000

	Return of Purchase Payments		Maximum Anniversary Value
	Death Benefit		Death Benefit
	CoverPay Fee	ValuPay Fee	CoverPay Fee
Owner’s age 60	$8.34	$5.75	$27.54
Owner’s age 76	$8.34	$44.05	$27.54

EXAMPLE 3

Contract Value:	$110,000
Return of Purchase Payments Death Benefit value:	$110,000
Net Amount at Risk for Return of Purchase Payments Death Benefit:	$0
Maximum Anniversary Value Death Benefit value:	$110,000

	Return of Purchase Payments		Maximum Anniversary Value
	Death Benefit		Death Benefit
	CoverPay Fee	ValuPay Fee	CoverPay Fee
Owner’s age 60	$9.17	$0.00	$27.54
Owner’s age 76	$9.17	$0.00	$27.54

EXAMPLE 4

Contract Value:	$115,000
Return of Purchase Payments Death Benefit value:	$115,000
Net Amount at Risk for Return of Purchase Payments Death Benefit:	$0
Maximum Anniversary Value Death Benefit value:	$115,000

	Return of Purchase Payments		Maximum Anniversary Value
	Death Benefit		Death Benefit
	CoverPay Fee	ValuPay Fee	CoverPay Fee
Owner’s age 60	$9.59	$0.00	$28.79
Owner’s age 76	$9.59	$0.00	$28.79

Transfer Fee

Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Allocation Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

Contract Maintenance Fee

Prior to the Annuity Commencement Date, we deduct a contract maintenance fee of $35 from the Contract Value on each Contract Anniversary, and on any day that the Contract is surrendered other than the Contract Anniversary. We will deduct the contract maintenance fee from the Allocation Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders equals or exceeds $50,000 on the date we are to deduct the contract maintenance fee.

Fund Expenses

The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses incurred by the Funds. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund’s assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds for information about the Funds.)

Premium Taxes

Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization.

Other Taxes

Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

Other Information

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions to the broker-dealers for selling the Contracts. You do not directly pay the commissions, we do. We intend to recover commissions, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts. See “Distribution of the Contracts” for more information about payments we make to the broker-dealers.

ANNUITY PAYMENTS

Annuity Commencement Date

On the Effective Date, the Annuity Commencement Date is the oldest Owner’s or Annuitant’s 95th birthday. Annuity Commencement Dates that occur or are scheduled to occur at an advanced age for the Annuitant (e.g., past age 85), may in certain circumstances have adverse income tax consequences. (See “Federal Tax Matters”.) Distributions from Qualified Contracts may be required before the Annuity Commencement Date.

Changing the Annuity Commencement Date.

The Owner may change the Annuity Commencement Date by Written Notice. The new Annuity Commencement Date must be at least 30 days after the date we receive the written request, at least 3 years after the most recent Purchase Payment and no later than the oldest Owner’s or Annuitant’s 95th birthday.

Annuity Value

The Annuity Value is the amount we will apply to the Annuity Option you have selected. Generally the Annuity Value is your Contract Value on the Annuity Commencement Date, less any applicable fees, charges and premium tax on that date. In the circumstances described below, however, we may use an Annuity Value that is higher than the Contract Value or that includes a bonus amount.

Minimum Annuity Value.
(not available in Massachusetts or Minnesota)

We will use a minimum Annuity Value if your Annuity Commencement Date is on or within 90 days after your 7th Contract Anniversary, and you select either (i) Annuity Option B (life income with or without a certain period) or (ii) Annuity Option A (payments for a certain period) with a certain period of at least 10 years. In these circumstances, the minimum Annuity Value will be the greater of (i) the Contract Value on the Annuity Commencement Date, or (ii)  your aggregate Purchase Payments less an adjustment for each partial surrender as of the Annuity Commencement Date, each reduced by any applicable fees, charges and premium tax. The adjustment for each partial surrender is the amount that reduces your aggregate Purchase Payments at the time of surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than your aggregate Purchase Payments at the time of the partial surrender, the adjustment will be larger than the amount surrendered.

PayStream Plus Annuitization Benefit.
(not available in New Hampshire or Utah)

If your Annuity Commencement Date is on or after your 10th Contract Anniversary and you select Annuity Option B (life income with or without a certain period) with a certain period of at least 10 years, your Annuity Value will be your Contract Value on the Annuity Commencement Date plus 2% of the Contract Value on that date, less any applicable fees, charges and premium tax.

Annuity Income Payments

On the Annuity Commencement Date, we will apply your Annuity Value to the Annuity Option you have selected to determine your annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period.

Fixed Income Payments.

Fixed income payments are periodic payments from Protective Life to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.

Variable Income Payments.

Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Annuity Option A (payments for a certain period). Refer to Appendix C for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Annuity Option B (life income with or without a certain period).

Annuity Units.

On the Annuity Commencement Date, we will apply the Annuity Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day on which the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.

Determining the Amount of Variable Income Payments.

We will determine the amount of your variable income payment no earlier than five Valuation Days before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.

We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payment attributable to each Sub-Account.

The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

(a)          is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;

(b)         is the Annuity Unit value for the preceding Valuation Period; and

(c)          is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

The AIR is equal to 5%.

If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.

Refer to Appendix C for an explanation of the variable income payment calculation.

Exchange of Annuity Units.

After the Annuity Commencement Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. We allow only one exchange between Sub-Accounts in any calendar month, and allow no exchanges between the Guaranteed Account and the Variable Account.

Annuity Options

You may select an Annuity Option, or change your selection by Written Notice Protective Life receives not later than 30 days before the Annuity Commencement Date. You may not change your selection of an Annuity Option less than 30 days before the Annuity Commencement Date. If you have not selected an Annuity Option within 30 days of the Annuity Commencement Date, we will apply your Annuity Value to Option B — Life Income with Payments for a 10 Year Certain Period, with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments.

You may select from among the following Annuity Options:

Option A — Payments for a Certain Period:

We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant.

Option B — Life Income With or Without a Certain Period:

Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, payments will stop upon the death of the Annuitant(s), no matter how few or how many payments have been made.

Additional Option:

You may use the Annuity Value to purchase any annuity contract that we offer on the date you elect this option.

PrincipalBack Annuitization Benefit.

If you qualify for the minimum Annuity Value described above (see Annuity Value, Minimum Annuity Value), and you elect to receive fixed income payments for either of the following payment periods, the total amount of the payments we make will not be less than your adjusted aggregate Purchase Payments. You may elect PrincipalBack payments either (i) under Annuity Option A, with payments for a certain period of 10 years or more; or (ii) under Annuity Option B, with payments for life with an installment refund of Purchase Payments. If you elect PrincipalBack payments for life with an installment refund of Purchase Payments, the payments will be based on the life of the named Annuitant(s). We will make payments for the lifetime of the Annuitant(s), with payments guaranteed to continue until the amount of the payments equals your adjusted aggregate Purchase Payments. We will stop making payments when the amount of the payments equals your adjusted aggregate Purchase Payments or when the Annuitant(s) dies, whichever is later. For purposes of PrincipalBack payments, your adjusted aggregate Purchase Payments are determined in the same way that they are determined for the minimum Annuity Value described above.

Minimum Amounts

If your Annuity Value is less than $5,000 on the Annuity Commencement Date, we reserve the right to pay the Annuity Value in one lump sum. If at any time your annuity income payments are less than the minimum payment amount according to the Company’s rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

Death of Annuitant or Owner After Annuity Commencement Date

In the event of the death of any Owner on or after the Annuity Commencement Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Commencement Date and before all benefits under the Annuity Option you selected have been paid, we will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant’s death.

YIELDS AND TOTAL RETURNS

From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance.

Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds’ performance also reflects the Funds’ expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the Prospectuses for the Funds.)

Yields

The yield of the Oppenheimer Money Fund Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account (except the Oppenheimer Money Fund Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one-month period is generated each period over a 12 month period and is shown as a percentage of the investment.

Total Returns

The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over various periods of time.

Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

Standardized Average Annual Total Returns

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied under the Contract, but excluding any deductions for premium taxes.

When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

Until a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

Non-Standard Average Annual Total Returns

In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the sales charge or the contract maintenance fee or may include a different sales charge percentage. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

Non-standard performance data will only be disclosed if the standard performance data for the periods described in “Standardized Average Annual Total Returns,” above, is also disclosed.

Performance Comparisons

Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. (“Lipper”), the Variable Annuity Research Data Service (“VARDS”), and Morningstar Inc. (“Morningstar”) are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

Other Matters

Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund’s investment experience is positive.

FEDERAL TAX MATTERS

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (“the Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

The Company’s Tax Status

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in an Owner’s Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

(1)         the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations;

(2)         the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

(3)         the Owner is an individual (or an individual is treated as the Owner for tax purposes).

Diversification Requirements.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contact Value over the premiums paid for the Contract. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment.

In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in certain IRS in rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more investment options to which to allocate purchase payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

Nonnatural Owner.

As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

(1)         Contracts acquired by an estate of a decedent by reason of the death of the decedent;

(2)         certain Qualified Contracts;

(3)         Contracts purchased by employers upon the termination of certain Qualified Plans;

(4)         certain Contracts used in connection with structured settlement agreements; and

(5)         Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed Annuity Commencement Dates.

If the Contract’s Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 85), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner’s income.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Partial and Full Surrenders

In the case of a partial surrender, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your “investment in the contract.” All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under a partial automatic withdrawal plan are treated as partial surrenders. In the case of a full surrender, amounts received are includable in income to the extent they exceed the “investment in the contract.” For these purposes, the investment in the contract at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

Partial and full surrenders may be subject to a 10% penalty tax. (See “Penalty Tax on Premature Distributions.”) Partial and full surrenders may also be subject to federal income tax withholding requirements. (See “Federal Income Tax Withholding.”) In addition, in the case of partial and full surrenders from certain Qualified Contracts, mandatory withholding requirements may apply, unless a “direct rollover” of the amount surrendered is made. (See “Direct Rollovers”.)

As described elsewhere in this Prospectus, the Company assesses a fee with respect to the Return of Purchase Payments death benefit and the Maximum Anniversary Value death benefit. The fee is assessed as a fee based on the Net Amount at Risk, (“ValuPay Fee”) or a death benefit-based fee (“CoverPay Fee”). It is possible that either of these fees (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract.

Taxation of Annuity Payments

Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the “investment in the contract” (defined above) you allocate to the variable Annuity Option when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is the amount determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

Once the total amount of the investment in the contract is excluded using the above formulas, annuity payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax advisor should be consulted in those situations.

Annuity income payments may be subject to federal income tax withholding requirements. (See “Federal Income Tax Income Withholding”.) In addition, in the case of annuity income payments from certain Qualified Plans, mandatory withholding requirements may apply, unless a “direct rollover” of such annuity payments is made. (See “Direct Rollovers”.)

Taxation of Death Benefit Proceeds

Prior to the Annuity Commencement Date, amounts may be distributed from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

(1)         if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above; or

(2)         if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

After the Annuity Commencement Date, if a guaranteed period exists under an Annuity Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

(1)         if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

(2)         if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements. (See “Federal Income Tax Withholding”.) In addition, in the case of such proceeds from certain Qualified Contracts, mandatory withholding requirements may apply, unless a “direct rollover” of such proceeds is made. (See “Direct Rollovers”.)

Assignments, Pledges, and Gratuitous Transfers

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between his or her Contract Value and the investment in the contract at the time of transfer. In such case, the transferee’s “investment in the contract” will be increased to reflect the increase in the transferor’s income.

Penalty Tax on Premature Distributions

Where a Contract has not been issued in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract that is includable in income unless the payment is:

(a)          received on or after the Owner reaches age 59 1/2 ;

(b)         attributable to the Owner’s becoming disabled (as defined in the tax law);

(c)          made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

(d)         made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

(e)          made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

(Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders prior to the Annuity Commencement Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing contract for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See “Aggregation of Contracts.”) You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.

Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons

In the case of Contracts issued after June 8, 1997 to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

QUALIFIED RETIREMENT PLANS

In General

The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Internal Revenue Code. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for full surrenders, partial automatic withdrawals, partial surrenders, and annuity income payments under Qualified Contracts, there may be no “investment in the contract” and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

If this Contract is used in connection with a Qualified Plan, the Owner and Annuitant generally must be the same individual. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act (“ERISA”), the spouse or former spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.

In the case of Qualified Contracts, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities (“IRAs”), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Contract, as well as the Minimum Annuity Value, the Principal Back annuitization benefit, the PayStream Plus annuitization benefit, and certain other benefits that the IRS may characterize as “other benefits” for purposes of the regulations under code Section 401(a)(9), may increase the amount of the minimum required distribution that must be taken from your Contract.

There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

(a)          received on or after the date the Owner reaches age 59 1/2;

(b)         received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

(c)          made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403, exception “c” above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. You must meet special conditions to qualify for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax advisor.

When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

Individual Retirement Accounts and Annuities.

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

However, you may not use the Contract in connection with a “Coverdell Education Savings Account” (formerly known as an “Education IRA”) under Section 530 of the Code, a “Simplified Employee Pension” under Section 408(k) of the Code, or a “Simple IRA” under Section 408(p) of the Code.

Roth IRAs.

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” from a Roth IRA will be excludable from income.

A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59 1/2; (2) made after the Owner’s death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may not accept rollover contributions from other qualified plans.

Corporate and Self-Employed (“H.R. 10” and “Keogh”) Pension and Profit-Sharing Plans.

Sections 401(a) and 403(a) of the Internal Revenue Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans.

Section 403(b) Policies.

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Purchasers of the Contracts for use as a “Section 403(b) Policy” should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with such Contracts.

Section 403(b) Policies contain restrictions on withdrawals of:

                                 (i)      contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

                             (ii)      earnings on those contributions; and

                         (iii)      earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if the employee has reached age 59 1/2, had a severance from employment, died, become disabled, or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship. (These limitations on withdrawals do not apply to the extent the Company is directed to transfer some or all of the Contract Value to the issuer of another Section 403(b) Policy or into a Section 403(b)(7) custodial account.)

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations.

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

Direct Rollovers

If your Contract is used in connection with a pension, profit-sharing, or annuity plan qualified under Sections 401(a) or 403(a) of the Code, is a Section 403(b) Policy or is used with an eligible deferred compensation plan that has a government sponsor and that is qualifed under Section 457(b) of the Code, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, qualified annuity plan under Section 403(a) of the Code, Section 403(b) annuity or custodial account, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under section 401(a)(9)  of the Code, distributions which are part of a “series of substantially equal periodic payments” made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain Qualified Plans. Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING

Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Commencement Date) and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

GENERAL MATTERS

The Contract

The Contract and its attachments, including the copy of your application and any endorsements, riders and amendments, constitute the entire agreement between you and us. All statements in the application shall be considered representations and not warranties. The terms and provisions of this Contract are to be interpreted in accordance with the Internal Revenue Code and applicable regulations.

Error in Age or Gender

When a benefit of the Contract is contingent upon any person’s age or gender, we may require proof of such. We may suspend payments until proof is provided. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

If after proof of age and gender (where applicable) is provided, we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

Incontestability

We will not contest the Contract.

Non-Participation

The Contract is not eligible for dividends and will not participate inProtective Life’s surplus or profits.

Assignment or Transfer of a Contract

You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee’s or transferee’s interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. (See “Taxation of Annuities in General, Assignments, Pledges and Gratuitous Transfers” in the prospectus.)

Notice

All instructions and requests to change or assign the Contract must be in writing in a form acceptable to us, signed by the Owner(s), and received at our administrative office. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

Modification

No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Internal Revenue Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

Reports

At least annually prior to the Annuity Commencement Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

Settlement

Benefits due under this Contract are payable from our administrative office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner’s instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

Receipt of Payment

If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

Protection of Proceeds

To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

Minimum Values

The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

Application of Law

The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Internal Revenue Code and with applicable regulations.

No Default

The Contract will not be in default if subsequent Purchase Payments are not made.

DISTRIBUTION OF THE CONTRACTS

We have entered into an agreement with Investment Distributors, Inc. (“IDI”) under which IDI has agreed to distribute the Contracts on a “best efforts” basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD, Inc.

IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, “Selling Broker-Dealers”) for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we may pay some or all of IDI’s operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable annuity contracts, including the Contracts. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2003	$20,398,806
December 31, 2004	$17,693,711
December 31, 2005	$20,020,473

We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts. Commissions and other incentives or payments described below are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contracts or from our general account.

Compensation Paid to All Selling Broker-Dealers.   We pay commissions as a percentage of initial and subsequent Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the distribution agreement, we do not expect them to exceed 5% of any Purchase Payment (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

The registered representative who sells you the Contract typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers.   In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of purchase payments and/or premiums we receive on our variable insurance products (including the Contracts), and (2) additional “trail” commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products

(including Contract Values and Variable Account values of the Contracts). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new purchase payments and/or premiums (including Purchase Payments for the Contracts) and/or maintaining a specified amount of contract and policy value (including Contract Values of the Contracts) with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation may provide preferential treatment with respect to our products (including the Contracts) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer’s registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Contracts) than for selling non-preferred products.

In 2005, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones and A. G. Edwards in connection with the sale of our variable insurance products (including the Contracts). Some of these payments were substantial.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Contracts) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers’ registered representatives.

Arrangements with Affiliated Selling Broker-Dealer.   In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

Inquiries

You may make inquiries regarding a Contract by writing to Protective Life at its administrative office.

IMSA

Protective Life Insurance Company is a member of the Insurance Marketplace Standards Association (“IMSA”), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on IDI’s, Protective Life’s or the Variable Account’s financial position.

VOTING RIGHTS

In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner’s percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Commencement Date, the Owner’s percentage interest, if any, will be percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Commencement Date, the Owner’s percentage interest, if any, will be percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.

The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

Shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

Each person having a voting interest in a Sub-Account will receive proxy materials, reports, and other material relating to the appropriate Fund.

FINANCIAL STATEMENTS

The audited statement of assets and liabilities of The Protective Variable Annuity Separate Account as of December 31, 2005 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2005 and 2004 as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

The audited consolidated balance sheets for Protective Life as of December 31, 2005 and 2004 and the related consolidated statements of income, share-owner’s equity, and cash flows for the three years in the period ended December 31, 2005 and the related financial statement schedules as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Page
SAFEKEEPING OF ACCOUNT ASSETS	3
STATE REGULATION	3
RECORDS AND REPORTS	3
LEGAL MATTERS	3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3
OTHER INFORMATION	3
FINANCIAL STATEMENTS	4

APPENDIX A

Information for Owners of Contracts Purchased Before May 1, 2006

SALES CHARGE PERCENTAGES

Current Purchase Payment plus Current Contract Value*	Sales Charge Percentage
Less than $50,000	5.50%
At least $50,000 but less than $100,000	4.50%
At least $100,000 but less than $250,000	3.50%
At least $250,000 but less than $500,000	2.50%
At least $500,000 but less than $1,000,000	2.00%
At least $1,000,000 but less than $2,500,000	1.00%
$2,500,000 or greater	0.50%

*  For Contracts purchased before May 1, 2005, the Sales Charge percentage is based on the current Purchase Payment plus current Contract Value or aggregate Purchase Payments (whichever is greater).

A-1

APPENDIX B

EXAMPLE OF DEATH BENEFIT CALCULATIONS

Assume an Owner is 55 on the Effective Date, 1/1/yy. Assume the following transactions occur prior to the Owner’s death and that the Contract Value before the partial surrender on 4/1/(yy+2) is $125,000.

Date	Transaction	Amount
1/1/yy	Purchase Payment	$100,000
4/1/(yy+2)	Partial Surrender	$25,000
10/1(yy+4)	Purchase Payment	$80,000

The Contract Values on each Contract Anniversary are shown below. These Contract Values are hypothetical and are solely for the purpose of illustrating death benefit calculations. The Contract Values presented are net of all expenses and charges including Fund expenses and Periodic Charges. This illustration does not reflect historical investment results, nor does it predict or guarantee future investment results. Actual results may be higher or lower.

Anniversary Date	Contract Value
1/1(yy+1)	$120,000
1/1(yy+2)	$130,000
1/1(yy+3)	$105,000
1/1(yy+4)	$110,000
1/1(yy+5)	$180,000

Finally, assume the Owner dies on 7/1(yy+5) when the Contract Value is $185,000. Also assume that proof of death was provided immediately, and no premium tax is applicable.

Return of Purchase Payments Death Benefit

The Return of Purchase Payments Death Benefit payable is the greater of:

(1)         Contract Value of $185,000 or,

(2)         aggregate Purchase Payments less an adjustment for each surrender*, or $180,000 less $20,000 equals $160,000.

The death benefit payable is then $185,000.

*      The adjustment for each partial surrender is the amount that reduces the death benefit at the time of the surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than the death benefit at the time of the partial surrender, the adjustment will be larger than the amount surrendered. In this example, the $25,000 partial surrender reduces the $125,000 Contract Value on the date of the surrender by 20%. The amount that would reduce the death benefit in the same proportion on the date of the partial surrender is 20% of $100,000, or $20,000.

B-1

Maximum Anniversary Value Death Benefit

The Maximum Anniversary Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each partial surrender (see “Return of Purchase Payments Death Benefit,” above), or (3) the greatest maximum anniversary value attained. A maximum anniversary value equals the Contract Value on the Contract Anniversary plus all subsequent Purchase Payments minus an adjustment for each subsequent amount surrendered**, as shown below.

Anniversary Date	Anniversary Value
1/1/(yy+1)	$120,000 minus $26,000 plus $80,000 equals $174,000
1/1/(yy+2)	$130,000 minus $26,000 plus $80,000 equals $184,000
1/1/(yy+3)	$105,000 plus $80,000 equals $185,000
1/1/(yy+4)	$110,000 plus $80,000 equals $190,000
1/1/(yy+5)	$180,000

**             The adjustment for each partial surrender is the amount that reduces the death benefit at the time of the surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the partial surrender, the adjustment will be larger than the amount surrendered. In this example, the $25,000 partial surrender reduces the $125,000 Contract Value on the date of the surrender by 20%. The amount that would reduce the Maximum Anniversary Value Death Benefit in the same proportion on the date of the surrender is 20% of $130,000 or $26,000.

The Maximum Anniversary Value Death Benefit is equal to the greatest of:

(1)         Contract Value of $185,000,

(2)         aggregate Purchase Payments less an adjustment for each surrender (see “Return of Purchase Payments Death Benefit,” above), or $180,000 less $20,000 equals $160,000.

(3)         the greatest maximum anniversary value attained, or $190,000.

The death benefit payable is then $190,000.

B-2

APPENDIX C

EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION

Assuming an Annuity Value of $100,000 on the Annuity Commencement Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Commencement Date is calculated using an interest assumption of 5%, as shown below.

There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Annuity Value is then assumed to have a balance of $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Commencement Date is the amount necessary to force this balance to $0.

Date	Interest Earned During Year at 5%	Annuity Value Before Payment	Payment Made	Annuity Value After Payment
Annuity Commencement Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00

Assuming an interest rate of 5%, a payment of $23,097.48 is determined, but not paid, on the Annuity Commencement Date.

The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.

Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.

EXPLANATION OF THE COMMUTED VALUE CALCULATION

A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See “Annuity Options.”) If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed interest rate of 5%, which will be equal to the values shown in the column titled “Annuity Value after Payment,” above.

C-1

APPENDIX D

CONDENSED FINANCIAL INFORMATION

Sub-Accounts

The date of inception of each of the Sub-Accounts available in the ProtectiveValuesSM Advantage Variable Annuity Contract as follows:

March 14, 1994	—	Oppenheimer Money	June 2, 2003	—	(Continued)
		Fund			Oppenheimer Main Street SS
		Goldman Sachs International			Oppenheimer Strategic Bond SS
		Equity			Oppenheimer Global
		Goldman Sachs CORESM Small			Securities SS
		Cap Equity			Oppenheimer High Income SS
		Goldman Sachs CORESM U.S.			Van Kampen LIT Emerging
		Equity			Growth II
		Goldman Sachs Growth and			Van Kampen LIT Enterprise II
		Income			Van Kampen LIT Comstock II
Van Kampen LIT Growth and
June 13, 1995	—	Goldman Sachs Capital Growth			Income II
Van Kampen LIT Government II
October 2, 2000	—	Van Kampen LIT Aggressive			Van Kampen UIF Equity and
		Growth II			Income II

May 1, 2002	—	Lord Abbett Growth and Income	December 19, 2003	—	Goldman Sachs Mid Cap Value
Lord Abbett Mid-Cap Value
		Lord Abbett Bond-Debenture	May 1, 2006	—	Fidelity VIP Mid-Cap -SC2
Fidelity VIP Growth -SC2
June 2, 2003	—	Lord Abbett Growth			Fidelity VIP Equity Income -SC2
		Opportunities			Fidelity VIP Contrafund® -SC2
		Lord Abbett America’s Value			Fidelity VIP Investment Grade Bond
		MFS Emerging Growth SS			-SC2
		MFS Research SS			Fidelity VIP Index 500-SC2
		MFS Investors Trust SS			Franklin Income Securities -C2
		MFS Investors Growth Stock SS			Franklin Rising Dividends Securities
		MFS Total Return SS			-C2
		MFS New Discovery SS			Franklin Small-Mid Cap Growth
		MFS Utilities SS			Securities -C2
		Oppenheimer Aggressive			Franklin Flex Cap Growth
		Growth SS			Securities -C2
		Oppenheimer Capital Appreciation SS			Mutual Shares Securities -C2
Templeton Foreign Securities -C2
Templeton Growth Securities -C2

Accumulation Units

The following tables show, for each available Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the classes of Accumulation Units available in the ProtectiveValuesSM Advantage Variable Annuity Contract as of December 31 of each year listed.  We offer other variable annuity contracts with classes of Accumulation Units in each available Sub-Account that have different mortality and expense risk charges and administration charges than the classes of Accumulation Units offered in the ProtectiveValuesSM Advantage Variable Annuity.  Only the classes of Accumulation Units available in the ProtectiveValuesSM Advantage Variable Annuity Contract are shown in the following tables. For charges associated with each class of Accumulation Units, see “Fees and Expenses, Periodic Charges,” on page 4 of this prospectus and Appendix F.

You should read the information in the following tables in conjunction with the Variable Account’s financial statements and the related notes in the Statement of Additional Information.

Accumulation Unit Values*
(For Contracts Purchased on or after May 1, 2006)

Sub-Account	1999	2000	2001	2002	2003	2004	2005
Van Kampen
LIT Aggressive Growth II	—	7.63	4.68	3.13	4.32	4.92	5.43
LIT Emerging Growth II	—	—	—	—	4.22	4.48	4.79
LIT Enterprise II	—	—	—	—	5.40	5.56	5.96
LIT Comstock II	—	—	—	—	13.19	15.38	15.90
LIT Growth and Income II	—	—	—	—	11.25	12.75	13.89
LIT Government II	—	—	—	—	9.95	10.26	10.52
UIF Equity and Income II	—	—	—	—	11.36	12.58	13.42
MFS
Emerging Growth SS	—	—	—	—	7.08	7.92	8.57
Research SS	—	—	—	—	8.12	9.32	9.96
Investors Trust SS	—	—	—	—	8.33	9.20	9.77
Investors Growth Stock SS	—	—	—	—	5.77	6.24	6.46
Total Return SS	—	—	—	—	12.54	13.83	14.09
New Discovery SS	—	—	—	—	12.59	13.28	13.85
Utilities SS	—	—	—	—	10.11	13.03	15.09
Oppenheimer
Money Fund	1.01	1.07	1.10	1.11	1.11	1.12	1.14
Aggressive Growth SS	—	—	—	—	7.85	9.31	10.36
Capital Appreciation SS	—	—	—	—	10.31	10.91	11.36
Main Street SS	—	—	—	—	8.91	9.66	10.14
Strategic Bond SS	—	—	—	—	13.64	14.68	14.94
Global Securities SS	—	—	—	—	13.61	16.06	18.19
High Income SS	—	—	—	—	11.62	12.55	12.71
Lord Abbett
Growth and Income	—	—	—	8.15	10.60	11.85	12.15
Mid Cap Value	—	—	—	8.45	10.47	12.90	13.86
Bond-Debenture	—	—	—	10.37	12.15	13.01	13.09
Growth Opportunities	—	—	—	—	11.65	12.87	13.37
America’s Value	—	—	—	—	11.91	13.77	14.19
Goldman Sachs
International Equity	12.26	10.46	8.04	6.52	8.73	9.84	11.11
CORESM Small Cap Value	9.44	12.40	14.98	13.88	19.53	22.58	23.78
Capital Growth	11.91	10.97	9.32	7.00	8.66	9.38	9.58
CORESM U.S. Equity	11.24	10.03	8.87	6.82	8.83	10.08	10.66
Growth and Income	10.27	9.62	8.65	7.62	9.45	11.14	11.50
Mid Cap Value**	—	—	—	—	10.31	12.88	14.44
Fidelity
VIP Mid-Cap -SC2	—	—	—	—	—	—	—
VIP Growth -SC2	—	—	—	—	—	—	—
VIP Equity Income -SC2	—	—	—	—	—	—	—
VIP Contrafund® -SC2	—	—	—	—	—	—	—
VIP Investment Grade Bond -SC2	—	—	—	—	—	—	—
VIP Index 500-SC2	—	—	—	—	—	—	—
Franklin Templeton
Income Securities -C2	—	—	—	—	—	—	—
Rising Dividends Securities -C2	—	—	—	—	—	—	—
Small-Mid Cap Growth Securities -C2	—	—	—	—	—	—	—
Flex Cap Growth Securities -C2	—	—	—	—	—	—	—
Mutual Shares Securities -C2	—	—	—	—	—	—	—
Templeton Foreign Securities -C2	—	—	—	—	—	—	—
Templeton Growth Securities -C2	—	—	—	—	—	—	—

*     Accumulation Unit values are rounded to the nearest whole cent.

**   This Sub-Account is available only in Contracts purchased before May 1, 2006.

Accumulation Unit Values*
(For Contracts Purchased Before May 1, 2006)

Sub-Account	2004	2005
Van Kampen
LIT Aggressive Growth II	11.31	12.49
LIT Emerging Growth II	10.92	11.69
LIT Enterprise II	10.76	11.54
LIT Comstock II	11.59	11.99
LIT Growth and Income II	11.45	12.49
LIT Government II	10.47	10.75
UIF Equity and Income II	11.15	11.90
MFS
Emerging Growth SS	11.12	12.04
Research SS	11.43	12.22
Investors Trust SS	11.29	12.01
Investors Growth Stock SS	10.96	11.35
Total Return SS	11.12	11.34
New Discovery SS	10.83	11.31
Utilities SS	12.76	14.79
Oppenheimer
Money Fund	10.03	10.26
Aggressive Growth SS	11.45	12.74
Capital Appreciation SS	10.81	11.27
Main Street SS	10.97	11.53
Strategic Bond SS	10.91	11.11
Global Securities SS	11.80	13.38
High Income SS	10.81	10.96
Lord Abbett
Growth and Income	11.33	11.63
Mid Cap Value	12.04	12.95
Bond-Debenture	10.87	10.95
Growth Opportunities	11.27	11.72
America’s Value	11.55	11.92
Goldman Sachs
International Equity	11.84	13.38
CORESM Small Cap Value	12.02	12.68
Capital Growth	10.84	11.10
CORESM U.S. Equity	11.34	12.00
Growth and Income	11.72	12.10
Mid Cap Value**	12.27	13.76
Fidelity
VIP Mid-Cap -SC2	—	—
VIP Growth -SC2	—	—
VIP Equity Income -SC2	—	—
VIP Contrafund® -SC2	—	—
VIP Investment Grade Bond -SC2	—	—
VIP Index 500-SC2	—	—
Franklin Templeton
Income Securities -C2	—	—
Rising Dividends Securities -C2	—	—
Small-Mid Cap Growth Securities -C2	—	—
Flex Cap Growth Securities -C2	—	—
Mutual Shares Securities -C2	—	—
Templeton Foreign Securities -C2	—	—
Templeton Growth Securities -C2	—	—

*  Accumulation Unit values are rounded to the nearest whole cent.

**            This Sub-Account is available only in Contracts purchased before May 1, 2006.

Accumulation Units Outstanding*
(For Contracts Purchased on or after May 1, 2006)

Sub-Account	1999	2000	2001	2002	2003	2004	2005
Van Kampen
LIT Aggressive Growth II	—	0	12,464	27,545	28,851	41,316	43,662
LIT Emerging Growth II	—	—	—	—	37,215	128,712	138,366
LIT Enterprise II	—	—	—	—	31,847	109,145	109,472
LIT Comstock II	—	—	—	—	78,293	495,751	622,884
LIT Growth and Income II	—	—	—	—	84,027	392,094	465,305
LIT Government II	—	—	—	—	94,473	114,917	138,907
UIF Equity and Income II	—	—	—	—	78,455	461,772	597,471
MFS
Emerging Growth SS	—	—	—	—	737	3,119	4,102
Research SS	—	—	—	—	201	1,237	1,652
Investors Trust SS	—	—	—	—	4,074	22,436	22,273
Investors Growth Stock SS	—	—	—	—	3,645	13,842	21,783
Total Return SS	—	—	—	—	69,378	281,948	352,149
New Discovery SS	—	—	—	—	8	181	1,586
Utilities SS	—	—	—	—	4,979	19,638	30,562
Oppenheimer
Money Fund	0	18,805	1,144,587	229,848	185,029	262,158	189,253
Aggressive Growth SS	—	—	—	—	102	1,805	1,701
Capital Appreciation SS	—	—	—	—	6,554	29,302	35,060
Main Street SS	—	—	—	—	4,975	19,974	24,843
Strategic Bond SS	—	—	—	—	11,806	86,188	93,094
Global Securities SS	—	—	—	—	1,844	24,748	32,073
High Income SS	—	—	—	—	4,949	28,809	37,039
Lord Abbett
Growth and Income	—	—	—	282,968	971,077	1,607,017	1,701,483
Mid-Cap Value	—	—	—	201,035	590,772	945,223	979,357
Bond-Debenture	—	—	—	136,675	828,990	1,047,821	1,058,577
Growth Opportunities	—	—	—	—	12,634	92,264	95,549
America’s Value	—	—	—	—	24,191	243,308	348,100
Goldman Sachs
International Equity	467	6,051	16,324	19,492	39,630	106,382	146,317
CORESM Small Cap Value	499	1,624	4,029	34,096	83,655	124,094	118,785
Capital Growth	2,768	20,199	65,919	107,428	223,436	303,299	300,207
CORESM U.S. Equity	1,745	18,434	59,288	106,988	163,651	213,836	210,784
Growth and Income	0	7,584	68,114	133,718	319,376	504,575	586,782
Mid Cap Value**	—	—	—	—	24,191	243,308	348,100
Fidelity
VIP Mid-Cap -SC2	—	—	—	—	—	—	—
VIP Growth -SC2	—	—	—	—	—	—	—
VIP Equity Income -SC2	—	—	—	—	—	—	—
VIP Contrafund® -SC2	—	—	—	—	—	—	—
VIP Investment Grade Bond -SC2	—	—	—	—	—	—	—
VIP Index 500-SC2	—	—	—	—	—	—	—
Franklin Templeton
Income Securities -C2	—	—	—	—	—	—	—
Rising Dividends Securities -C2	—	—	—	—	—	—	—
Small-Mid Cap Growth Securities -C2	—	—	—	—	—	—	—
Flex Cap Growth Securities -C2	—	—	—	—	—	—	—
Mutual Shares Securities -C2	—	—	—	—	—	—	—
Templeton Foreign Securities -C2	—	—	—	—	—	—	—
Templeton Growth Securities -C2	—	—	—	—	—	—	—

*   Accumulation Units are rounded to the nearest unit.

** This Sub-Account is available only in Contracts purchased before May 1, 2006.

Accumulation Units Outstanding*
(For Contracts Purchased Before May 1, 2006)

Sub-Account	2004	2005
Van Kampen
LIT Aggressive Growth II	7,540	15,151
LIT Emerging Growth II	26,710	70,473
LIT Enterprise II	14,786	72,881
LIT Comstock II	288,533	1,799,442
LIT Growth and Income II	159,682	688,088
LIT Government II	37,648	173,824
UIF Equity and Income II	208,906	1,084,020
MFS
Emerging Growth SS	80	5,067
Research SS	1,134	1,838
Investors Trust SS	1,135	25,556
Investors Growth Stock SS	993	14,783
Total Return SS	90,197	744,323
New Discovery SS	—	2,904
Utilities SS	788	20,913
Oppenheimer
Money Fund	—	—
Aggressive Growth SS	325	7,251
Capital Appreciation SS	5,812	75,595
Main Street SS	16,326	46,093
Strategic Bond SS	10,151	167,200
Global Securities SS	24,787	323,047
High Income SS	7,791
Lord Abbett
Growth and Income	328,730	1,298,865
Mid-Cap Value	197,270	1,066,079
Bond-Debenture	258,478	950,106
Growth Opportunities	43,263	167,149
America’s Value	157,436	885,457
Goldman Sachs
International Equity	25,106	244,036
CORESM Small Cap Value	27,353	157,299
Capital Growth	26,579	204,019
CORESM U.S. Equity	14,269	200,413
Growth and Income	111,293	713,766
Mid Cap Value**	44,178	387,915
Fidelity
VIP Mid-Cap -SC2	—	—
VIP Growth -SC2	—	—
VIP Equity Income -SC2	—	—
VIP Contrafund® -SC2	—	—
VIP Investment Grade Bond -SC2	—	—
VIP Index 500-SC2	—	—
Franklin Templeton
Income Securities -C2	—	—
Rising Dividends Securities -C2	—	—
Small-Mid Cap Growth Securities -C2	—	—
Flex Cap Growth Securities -C2	—	—
Mutual Shares Securities -C2	—	—
Templeton Foreign Securities -C2	—	—
Templeton Growth Securities -C2	—	—

*   Accumulation Units are rounded to the nearest unit.

** This Sub-Account is available only in Contracts purchased before May 1, 2006.

APPENDIX E

Information for Contracts Purchased Before July 1, 2005

If you purchased your Contract before July 1, 2005, only the Return of Purchase Payments Death Benefit was available, and you had the option of paying for the death benefit with an asset-based fee or the Net Amount at Risk Fee (now called the ValuPay Fee). (See “Charges and Deductions, Death Benefit Fee, ValuPay Fee.”) The asset-based fee is equal, on an annualized basis, to 0.15% of your Contract Value measured on each Monthly Anniversary Day. Additionally, your Contract is subject to a different Sales Charge and Mortality and Expense Risk Charge than Contracts purchased on or after May 1, 2006.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time you buy the Contract, partially or fully surrender the Contract, or transfer amounts among the Sub-Accounts and/or the Guaranteed Account. The tables do not include premium taxes, which may range up to 3.5% depending on the jurisdiction.

OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchase Payments	5.50%	*
Maximum Surrender Charge (as a% of amount surrendered)	None
Transfer Fee	$25	**
* The Sales Charge percentage decreases at certain points as your Contract Value increases. (See “Charges and Deductions, Sales Charge”)
** Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future. (See “Charges and Deductions.”)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC CHARGES
(other than Fund expenses)
Annual Contract Maintenance Fee	$35(1)
Variable Account Annual Expenses
(as a percentage of average Variable Account value)
Mortality and Expense Risk Charge	0.50%
Administration Charge	0.10%
Total Variable Account Annual Expenses	0.60%
Monthly Death Benefit Fee(2)
Asset-Based Fee (as an annualized percentage of the Contract Value on each Monthly Anniversary Day, beginning on the 1st Monthly Anniversary Day)
Return of Purchase Payments Death Benefit	0.15%
—or—
ValuPay Fee (dollar amount per $1,000 of Net Amount at Risk on each Monthly Anniversary Day, beginning on the 13th Monthly Anniversary Day)
Return of Purchase Payments Death Benefit	Minimum: (age 50 or less)	$0.25 per $1000 of Net Amount at Risk
	Maximum: (age 95 or more)	$18.94 per $1,000 of Net Amount at Risk
	Fee at age 60	$0.50 per $1,000 of Net Amount at Risk
(1) We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders, is $50,000 or more. (See “Charges and Deductions.”)
(2) We assess a fee for the death benefit in your Contract. When you purchased your Contract, you elected either the asset-based fee or the ValuPay Fee.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. Protective Life has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2005. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE FUNDS
	Minimum		Maximum
Total Annual Fund Operating Expenses	—%	-	—%(1)
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)
(1)

The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund’s expenses.

Example of Charges

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, the death benefit fee

(assuming you elected the asset-based fee), Variable Account charges, and both maximum and minimum total annual Fund operating expenses. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year. We do not deduct any additional fees or charges when you surrender or annuitize your Contract.

If you surrender, annuitize(1) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses
Minimum Fund Expenses

(1)  You cannot annuitize your Contract within 3 years after we accept a Purchase Payment. The death benefit fee does not apply after the Annuity Commencement Date. (See “Charges and Deductions, Death Benefit Fee.”)

Please remember that the example is an illustration and does not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the example.

APPENDIX F

Information for Contracts Purchased on or after July 1, 2005 but before May 1, 2006

If you purchased your Contract before May 1, 2006, your Contract has a different Sales Charge and Mortality and Expense Risk Charge than Contracts purchased after May 1, 2006.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time you buy the Contract, partially or fully surrender the Contract, or transfer amounts among the Sub-Accounts and/or the Guaranteed Account. The tables do not include premium taxes, which may range up to 3.5% depending on the jurisdiction.

OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchase Payments	5.50%	*
Maximum Surrender Charge (as a% of amount surrendered)	None
Transfer Fee	$25	**
* The Sales Charge percentage decreases at certain points as your Contract Value increases. (See “Charges and Deductions, Sales Charge.”)
** Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future. (See “Charges and Deductions, Sales Charge.”)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC CHARGES
(other than Fund expenses)
Annual Contract Maintenance Fee	$35(1)
Variable Account Annual Expenses
(as a percentage of average Variable Account value)
Mortality and Expense Risk Charge	0.50%
Administration Charge	0.10%
Total Variable Account Annual Expenses	0.60%
Monthly Death Benefit Fee(2)
CoverPay Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Day, beginning on the 1st Monthly Anniversary Day)
Return of Purchase Payments Death Benefit	0.10%
Maximum Anniversary Value Death Benefit	0.30%
—or—
ValuPay Fee (dollar amount per $1,000 of Net Amount at Risk on each Monthly Anniversary Day, beginning on the 13th Monthly Anniversary Day)
Return of Purchase Payments Death Benefit	Minimum: (age 50 or less)	$0.25 per $1000 of Net Amount at Risk
	Maximum: (age 95 or more)	$18.94 per $1,000 of Net Amount at Risk
	Fee at age 60	$0.50 per $1,000 of Net Amount at Risk
Maximum Anniversary Value Death Benefit	The ValuPay Fee is not available for this death benefit.
(1) We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders, is $50,000 or more. (See “Charges and Deductions.”)

(2)       We assess a fee for the death benefit in your Contract. When you purchase your Contract, you elect either the CoverPay Fee or, for the Return of Purchase Payments Death Benefit only, the ValuPay Fee  (See “Charges and Deductions, Death Benefit Fee.”)

F-1

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. Protective Life has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2005. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE FUNDS
	Minimum		Maximum
Total Annual Fund Operating Expenses	—%	-	—%(1)
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)

(1)   The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund’s expenses.

Example of Charges

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, the death benefit fee (assuming you elected the Maximum Anniversary Value Death Benefit and the CoverPay Fee), Variable Account charges, and both maximum and minimum total annual Fund operating expenses. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year. We do not deduct any additional fees or charges when you surrender or annuitize your Contract.

If you surrender, annuitize(1) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses
Minimum Fund Expenses

(1)  You cannot annuitize your Contract within 3 years after we accept a Purchase Payment. The death benefit fee does not apply after the Annuity Commencement Date. (See “Charges and Deductions, Death Benefit Fee.”)

Please remember that the example is an illustration and does not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the example.

F-2

Please tear off, complete and return this form to order a free Statement of Additional Information for the Contracts offered under the prospectus. Address the form to Protective Life’s Life and Annuity Division, customer service center at the address shown on the cover.

Please send me a free copy of the Statement of Additional Information for the ProtectiveValuesSM Advantage Variable Annuity.

Name

Address

City, State, Zip

Daytime Telephone Number

PART B

INFORMATION REQUIRED TO BE IN
THE STATEMENT OF ADDITIONAL INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY

P.O. Box 10648
Birmingham, Alabama 35202-0648
Telephone: 1-800-456-6330

STATEMENT OF ADDITIONAL INFORMATION
PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
PROTECTIVE VALUESSM ADVANTAGE VARIABLE ANNUITY
A FLEXIBLE PREMIUM
DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the Protective ValuesSM Advantage Variable Annuity, a group and individual flexible premium deferred variable and fixed annuity contract (the “Contract”) offered by Protective Life Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus for the Contract is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2006.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Page
SAFEKEEPING OF ACCOUNT ASSETS	3
STATE REGULATION	3
RECORDS AND REPORTS	3
LEGAL MATTERS	3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3
OTHER INFORMATION	3
FINANCIAL STATEMENTS	4

2

SAFEKEEPING OF ACCOUNT ASSETS

Title to the assets of the Variable Account is held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company’s General Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $20 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Tennessee which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the Contract form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

LEGAL MATTERS

Sutherland, Asbill & Brennan LLP of Washington, D. C. has provided advice on certain matters relating to the federal securities laws.

INDEPENDENT  REGISTERED PUBLIC ACCOUNTING FIRM

The statement of assets and liabilities of The Protective Variable Annuity Separate Account as of December 31, 2005 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2005 and 2004 and the consolidated balance sheets of Protective Life as of December 31, 2005 and 2004 and the related consolidated statements of income, share-owner’s equity and cash flows for each of the three years ended December 31, 2005 and the related financial statement schedules included in this Statement of Additional Information and in the registration statement have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, Birmingham, Alabama, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be

3

summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N. W., Washington, D.C. 20549.

FINANCIAL STATEMENTS

The audited statement of assets and liabilities of The Protective Variable Annuity Separate Account as of December 31, 2005 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2005 and 2004 as well as the Report of Independent Registered Public Accounting Firm are contained herein.

The audited consolidated balance sheets for Protective Life as of December 31, 2005 and 2004 and the related consolidated statements of income, share-owner’s equity, and cash flows for each of the three years in the period ended December 31, 2005 as well as the Report of Independent Registered Public Accounting Firm are contained herein.

Financial Statements follow this page.

4

FINANCIAL STATEMENTS
(to be filed by amendment)

5

PART C

OTHER INFORMATION

Item 24.   Financial Statements and Exhibits.

(a)           Financial Statements:

All required financial statements are included in Part A and Part B of this Registration Statement.

(b)   Exhibits:

1.	Resolution of the Board of Directors of Protective Life Insurance Company authorizing establishment of the Protective Life Variable Annuity Separate Account(2)
2.	Not applicable
3.	(a)	Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and the Protective Life Variable Annuity Separate Account(2)
	(b)	Form of Distribution Agreement between Investment Distributors, Inc. and broker-dealers(2)
4.	(a)	Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract(5)
	(b)	Form of Group Flexible Premium Deferred Variable and Fixed Annuity Contract(5)
	(c)	Participant Certificate for Use with Group Flexible Premium Deferred Variable and Fixed Annuity Contract(5)
	(d)	Guaranteed Account Endorsement(10)
	(e)	Return of Purchase Payments Variable Annuity Death Benefit Rider(10)
	(f)	Asset-Based Fee Endorsement(10)
	(g)	Net Amount At Risk Fee Endorsement(10)
	(h)	Minimum Annuitization Value Endorsement(5)
	(i)	Contract Schedule for Individual Contracts(5)
	(j)	Contract Schedule for Group Contracts(5)
	(k)	Endorsement to Eliminate Letter of Intent(10)
	(l)	DCA Fixed Accounts Endorsement(10)
	(k)	Endorsement to Sales Charge Provision(11)
	(l)	Maximum Anniversary Value Death Benefit Endorsement(12)
	(m)	Benefit Based Fee Endorsement(12)
5.	Form of Contract Application for Individual or Group Flexible Premium Deferred Variable and Fixed Annuity Contract(5)
6.	(a)	Charter of Protective Life Insurance Company.(1)
	(b)	By-Laws of Protective Life Insurance Company.(1)
7.	Form of Reinsurance Agreement between Protective Life Insurance Company and Connecticut General Life Insurance Company(8)
8.	(a)	Participation/Distribution Agreement (Protective Investment Company)(2)
	(b)	Participation Agreement (Oppenheimer Variable Account Funds)(3)
	(c)	Participation Agreement (MFS Variable Insurance Trust)(3)
	(d)	Participation Agreement (Calvert Group, formerly Acacia Capital Corporation)(3)
	(e)	Participation Agreement (Van Eck Worldwide Insurance Trust)(6)
	(f)	Participation Agreement (Van Kampen Asset Management, Inc.)(7)
	(g)	Participation Agreement (Lord Abbett Series Fund)(4)
	(h)	Participation Agreement for Class II shares (Van Kampen)(8)

	(i)	Form of Participation Agreement for Service Class Shares (Oppenheimer Variable Account Funds)(8)
	(j)	Form of Participation Agreement for Service Class Shares (Universal Institutional Funds, Inc.)(8)
	(k)	Form of Amended and Restated Participation Agreement (MFS Variable Insurance Trust)(8)
	(l)	Participation Agreement (Goldman Sachs Variable Insurance Trust)(9)
	(m)	Participation Agreement (Fidelity Variable Insurance Products)(13)
	(n)	Participation Agreement (Franklin Templeton Variable Insurance Products Trust) (to be filed by amendment)
	(o)	Amended and Restated Participation Agreement (Fidelity Variable Insurance Products) (to be filed by amendment)
9.	Opinion and Consent of Steve M. Callaway, Esq.(10)
10.	(a)	Consent of Sutherland, Asbill & Brennan, LLP (to be filed by amendment)
	(b)	Consent of PricewaterhouseCoopers LLP (to be filed by amendment)
11.	No financial statements will be omitted from Item 23
12.	Not applicable
13.	Not applicable
14.	Powers of Attorney

(1)	Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on October 28, 1993.
(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on February 23, 1994.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 30, 1997.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-81553), filed with the Commission on April 24, 2000.
(5)	Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on February 25, 2004.
(6)	Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form N-4 Registration Statement, (File No. 333-60149) filed with the Commission on October 26, 1998.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 20, 2000.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-94047), filed with the Commission on April 30, 2003.
(9)	Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-112892), filed with the Commission on February 17, 2004.
(10)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on May 3, 2004.
(11)	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on February 22, 2005.
(12)	Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-115212), filed with the Commission on May 6, 2004.
(13)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-107331), filed with the Commission on November 26, 2003.

Item 25.   Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
John D. Johns	Chairman of the Board, Chief Executive Officer, President, and Director
R. Stephen Briggs	Executive Vice President, Life and Annuity Division, and Director
Allen W. Ritchie	Executive Vice President and Chief Financial Officer and Director
Carolyn M. Johnson	Senior Vice President and Chief Operating Officer, Life and Annuity Division
Carolyn King	Senior Vice President, Acquisitions
Deborah J. Long	Senior Vice President, General Counsel and Secretary
Brent E. Griggs	Senior Vice President, Asset Protection Division
Wayne E. Stuenkel	Senior Vice President and Chief Actuary
Judy Wilson	Senior Vice President, Stable Value Products
Richard J. Bielen	Senior Vice President, Chief Investment Officer and Treasurer
Carl S. Thigpen	Senior Vice President, Chief Mortgage and Real Estate Officer and Assistant Secretary
Alan E. Watson	Senior Vice President, Independent Agent Distribution
John B. Deremo	Senior Vice President, Institutional Distribution Group
Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 26.   Persons Controlled by or Under Common Control With the Depositor and Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2005 (File No. 1-11339) filed with the Commission on March   , 2006.

Item 27.   Number of Contractowners.

As of January 31, 2006, there were 2,203 contract owners of the ProtectiveValuesSM Advantage individual and group flexible premium deferred variable and fixed annuity contracts offered by Registrant.

Item 28.   Indemnification of Directors and Officers.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life’s directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC’s Directors’ and Officers’ Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.   Principal Underwriter.

(a)   Investment Distributors, Inc. (“IDI”) is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Life Separate Account and Variable Annuity Separate Account A of Protective Life.

(b)   The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Edwin V. Caldwell	President, Secretary and Director	Vice President, Life and Annuity Division
Robert Stephen Briggs	Vice President and Director	Executive Vice President, Life and Annuity Division, and Director
Kevin B. Borie	Director	Vice President and Actuary, Life and Annuity Division
Bonnie Miller	Assistant Secretary	Second Vice President, Life and Annuity Division
Barry K. Brown	Assistant Secretary	Director II, LLC Commissions
Cindy McGill	Assistant Secretary	Director II, Life and Annuity Division
Gary Carroll	Chief Compliance Officer and Director	Second Vice President, Compliance, Life and Annuity Division
Julena Johnson	Assistant Compliance Officer	Compliance Auditor II
Thomas R. Barrett	Chief Financial Officer and Director	Director, Operational Accounting, Life and Annuity Division
Jason P. Dees	Assistant Financial Officer	Staff Accountant II, Life and Annuity Division

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)   The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 30.   Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(c) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 31.   Management Services.

All management contracts are discussed in Part A or Part B.

Item 32.   Undertakings.

(a)   Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

(b)   Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)   Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)   The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)   Protective Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on February 17, 2006.

PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
By:	/s/ JOHN D. JOHNS
John D. Johns, President Protective Life Insurance Company
PROTECTIVE LIFE INSURANCE COMPANY
By:	/s/ JOHN D. JOHNS
John D. Johns, President Protective Life Insurance Company

As required by the Securities Act of 1933, this amendment to the Registration Statement on Form N-4 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ JOHN D. JOHNS	Chairman of the Board,
John D. Johns	President and Director	February 17, 2006
(Principal Executive Officer)
/s/ ALLEN W. RITCHIE	Executive Vice President,
Allen W. Ritchie	Chief Financial Officer and Director	February 17, 2006
(Principal Financial Officer)
/s/ STEVEN G. WALKER	Senior Vice President, Controller,
Steven G. Walker	and Chief Accounting Officer	February 17, 2006
(Principal Accounting Officer)
/s/ R. STEPHEN BRIGGS	Director	February 17, 2006
R. Stephen Briggs